UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Euronet Worldwide, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EURONET WORLDWIDE, INC.
11400 TOMAHAWK CREEK PARKWAY, SUITE 300
LEAWOOD, KANSAS 66211
913-327-4200
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2021
     Euronet Worldwide, Inc., a Delaware corporation (“Euronet,” the “Company,” “we” or “us”), will hold the Annual Meeting of our Stockholders (“Annual Meeting”) on Tuesday, May 18, 2021 at 1:00 p.m. (Central time). Due to the ongoing public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders, employees and community members, we have elected to hold this year's Annual Meeting as a virtual stockholder meeting only, which will be held online at ir.euronetworldwide.com. You will not be able to attend the annual meeting in person. It is important that you retain a copy of the control number found on the proxy card voting instruction form or notice, as such number will be required in order for stockholders to participate in the Annual Meeting. Please consider and vote upon the following matters:
1. Election of the Company’s three nominees for Director, each to serve a three-year term expiring upon the 2024 Annual Meeting or until a successor is duly elected and qualified;
2. Approval of amendments to the amended 2006 Stock Incentive Plan;
3. Ratification of the appointment of KPMG LLP as Euronet’s independent registered public accounting firm for the year ending December 31, 2021;
4. Advisory vote to approve executive compensation; and
5. Consideration of such other business as may properly come before the meeting or any adjournment of the meeting.
     Our Board of Directors has fixed the close of business on March 22, 2021, as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment of the meeting.

     This year, the Company is again pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.
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     You are cordially invited to attend our Virtual Annual Meeting. To ensure that your vote is counted at the Annual Meeting, however, please vote as promptly as possible.

By Order of the Board,

Scott D. Claassen
General Counsel and Secretary
April 5, 2021
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EURONET WORLDWIDE, INC.

11400 TOMAHAWK CREEK PARKWAY, SUITE 300

LEAWOOD, KANSAS 66211

913-327-4200

PROXY STATEMENT

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2021 PROXY STATEMENT - SUMMARY

April 5, 2021

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

GENERAL INFORMATION (see pages 6 - 9)

Meeting: Annual Meeting of Stockholders

Date: Tuesday, May 18, 2021

Time: 1:00 p.m., Central

Location: Virtual Stockholder Meeting - ir.euronetworldwide.com

Record Date: March 22, 2021

Mailing Date: The notice regarding the availability of proxy materials was first mailed to Stockholders on or about April 5, 2021

Stock Symbol: EEFT

Exchange: NASDAQ

Common Stock Outstanding: 52,785,803 shares

State of Incorporation: Delaware

Year of Incorporation: 1996

Public Company Since: 1997

Corporate Headquarters: 11400 Tomahawk Creek Parkway, Suite 300, Leawood, Kansas 66211

Corporate Website: www.euronetworldwide.com

Investor Relations Website: ir.euronetworldwide.com

Annual Report: ir.euronetworldwide.com/financial-information/annual-reports

EXECUTIVE COMPENSATION  (see pages 32 - 58)

CEO: Michael J. Brown (age 64; CEO since July 1994)

CEO 2020 Total Direct Compensation:

Base Salary: $850,000

Annual Performance Bonus: $0

Long-Term Incentives: $9,673,424

CORPORATE GOVERNANCE (see pages 15 - 21)

Director Nominees: 3

  Mr. Paul S. Althasen
  Mr. Thomas A. McDonnell
  Mr. Michael N. Frumkin
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Director Term: Three years

Director Election Standard: Majority of votes cast

Board Meetings in 2020: 7

Standing Board Committees (Meetings in 2020):

Audit (4), Compensation (6), Nominating & Corporate Governance (2)

Corporate Governance Materials:

ir.euronetworldwide.com/corporate-governance/management

Board Communication:

ir.euronetworldwide.com/corporate-governance/contact-the-board

OTHER ITEMS TO BE VOTED ON (see pages 21 - 32)

Approval of amendments to the amended 2006 Stock Incentive Plan

Ratification of Appointment of Independent Registered Public Accounting Firm (KPMG LLP)

Advisory Vote to Approve Named Executive Officer Compensation

VOTING GUIDELINES What am I being asked to vote on?	How does the Board of Directors recommend I vote?	On which pages of this Proxy Statement can I read more information before I vote?
Election of Mr. Paul S. Althasen as a Director	FOR	21 - 24
Election of Mr. Thomas A. McDonnell as a Director	FOR	21 - 24
Election of Mr. Michael N. Frumkin as a Director	FOR	21 - 24
Approval of amendments to the Amended 2006 Stock Incentive Plan	FOR	24 - 30
Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	30 - 31
Advisory Vote to Approve Named Executive Officer Compensation	FOR	31 - 32
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GENERAL INFORMATION

Euronet has made these materials available to you on the internet or, upon your request, has delivered printed versions of these materials to you by mail in connection with the solicitation of proxies by our Board of Directors (the “Board”), for use at the Annual Meeting of Stockholders to be held on Tuesday, May 18, 2021, at 1:00 p.m. (Central time), as a virtual stockholder meeting - ir.euronetworldwide.com.

Stockholders Entitled to Vote

Stockholders at the close of business on March 22, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. The Stockholders will be entitled to one vote for each share of common stock, par value $0.02 per share (the “Common Stock”), held of record at the close of business on the Record Date. To take action at the Annual Meeting, a quorum composed of holders of one-third of the shares of Common Stock outstanding must be represented by proxy or online at the Annual Meeting. On March 22, 2021, there were 52,785,803 shares of Common Stock outstanding. No shares of preferred stock are outstanding.

How to Vote	Registered Stockholders. Registered Stockholders (that is, Stockholders who hold their shares directly with our stock registrar), can vote any one of four ways:

Via the Internet: www.proxyvote.com - Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

By Telephone: 1-800-690-6903 - Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or the meeting date.  Have your proxy card in hand when you call and then follow the instructions.

By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Virtual: Attend the Annual Meeting virtually.

If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card.

Beneficial Stockholders. If your shares are held beneficially in the name of a bank, broker or other holder of record (sometimes referred to as holding shares “in street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Notice and Access delivery of the proxy materials, Internet and/or telephone voting and voting at the virtual meeting also will be offered to Stockholders owning shares through most banks and brokers.

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Revoking Your Proxy or Changing Your Vote

You may change your vote at any time before the proxy is exercised. For registered Stockholders, if you voted by mail, you may revoke your proxy at any time before it is exercised by executing and delivering a timely and valid later-dated proxy, by voting at the virtual meeting or by giving written notice to the Secretary. If you voted via the Internet or by telephone you may also change your vote with a timely and valid later Internet or telephone vote, as the case may be, or by voting at the virtual meeting. Attendance at the virtual meeting will not have the effect of revoking a proxy unless (1) you give proper written notice of revocation to the Secretary before the proxy is exercised, or (2) you vote at the virtual meeting.

If you hold your shares beneficially, you must follow the specific directions provided to you by your bank, broker or other holder of record to change or revoke any voting instructions you have already provided.

Voting and Solicitation

Each share of Common Stock issued and outstanding as of the Record Date will have one vote on each of the matters presented herein. Votes cast by proxy or at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission, we are making this Proxy Statement and our 2020 Annual Report available to Stockholders electronically via the Internet. On or before April 5, 2021, we mailed to our Stockholders of record the “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 18, 2021” (the “Notice”).  All Stockholders will be able to access this Proxy Statement and our 2020 Annual Report on the website referred to in the Notice or request to receive printed copies of the proxy materials. Instructions on how to access the proxy materials on the Internet or request a printed copy may be found in the Notice. In addition, Stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage Stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

We will treat shares that are voted “For,” “Against” or “Withheld From” a matter as being present at the virtual meeting for purposes of establishing a quorum. We will treat abstentions and broker non-votes also as shares that are present and entitled to be voted for purposes of determining the presence of a quorum.

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Election of Directors

In an uncontested election, a Director nominee must be elected by a majority of the votes cast, online or by proxy, regarding the election of that Director nominee. A “majority of the votes cast” for the purposes of Director elections means that the number of votes cast “For” a Director nominee’s election exceeds the number of votes cast as “Withheld From” for that particular Director nominee. If an incumbent Director is not re-elected in an uncontested election and no successor is elected at the same meeting, the Director must submit an offer to resign.

In a contested election, which occurs when the number of Director nominees exceeds the number of open seats on the Board at any time before the virtual meeting, Director nominees will be elected by a plurality of the shares represented at the meeting. A “plurality” means that the open seats on the Board will be filled by those Director nominees who received the most affirmative votes, regardless of whether those Director nominees received a majority of the votes cast with respect to their election.

At the Annual Meeting, the election of Directors is considered to be uncontested because we have not been notified of any other nominees as required by our Amended and Restated Bylaws (“Bylaws”). To be elected, each Director nominee must receive a majority of votes cast regarding that nominee. Abstentions will have no effect on the election of Directors.

Other Matters

All other matters will be determined by a vote of a majority of the shares present virtually or represented by proxy and voting on such matters. Under Delaware law, abstentions are not considered votes cast and will have no effect on whether a matter is approved.

Broker Non-Votes

On routine matters, such as the ratification of the appointment of KPMG as our independent registered public accounting firm, if you do not provide instructions on how you wish to vote, your broker will be allowed to exercise discretion and vote on your behalf. Your broker is prohibited, however, from voting on non-routine matters, which includes all of the proposals in this Proxy Statement other than the proposal to ratify the appointment of KPMG. Broker “non-votes” will occur when a broker does not receive voting instructions from a Stockholder on a non-routine matter or if the broker otherwise does not vote on behalf of the Stockholder. Broker non-votes will not count in determining the number of votes cast with respect to the election of Directors or a proposal that requires a majority of votes cast and, therefore, will not affect the outcome of the election of Directors or the voting on such a proposal.

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Electronic Access to Proxy Materials and Annual Report

This Proxy Statement and our 2020 Annual Report are available on our website at https://ir.euronetworldwide.com/financial-information/annual-reports, respectively. If you received paper copies of this year’s Proxy Statement and Annual Report by mail, you can elect to receive in the future an e-mail message that will provide a link to those documents on the Internet. By opting to access your proxy materials via the Internet, you will:

  help preserve environmental resources;
  gain faster access to your proxy materials;
  save us the cost of producing and mailing documents to you; and
  reduce the amount of mail you receive.

Stockholders who have enrolled in the electronic access service previously will receive their materials online this year.

Persons Making The Solicitation

Euronet is making all the solicitations in this Proxy Statement. We will bear the entire cost of this solicitation of proxies. Our Directors, officers and employees, without additional remuneration, may solicit proxies by mail, telephone and personal interviews. We will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials to their principals.

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CORPORATE RESPONSIBILITY & SUSTAINABILITY AT EURONET

Overview

Under the guidance and supervision of our Board of Directors, Euronet Worldwide pursues the highest level of corporate responsibility and sustainability driven by our mission to facilitate financial payments globally. These principles govern all areas of our business, including how we:

  protect and secure personal and financial data;
  support our employees;
  govern our business;
  respect our environment and connect to our communities.

Environment

As a financial technology solutions and payments provider, the inherent nature of our business and operations has a relatively limited impact on the environment.  We utilize technological and operational efficiencies wherever possible.  Examples include:

  Enabling consumer choice for digital delivery of a receipt for an ATM cash withdrawal or deposit
  Processing cardless transactions
  Reducing the use of paper forms across our money transfer business
  Upgrading to low energy consumption equipment
  Partnering with vendors who have strict corporate responsibility guidelines to which they adhere

Euronet also practices environmental responsibility in our workplaces:

  We purchase recycled products and provide systems for our employees to recycle paper, plastic, aluminum, glass, and other materials as available in their regions
  Many of our workplaces utilize motion and light sensors and climate controls to reduce electricity use in unoccupied areas
  We strive to use low or renewable energy devices such as LED light bulbs where possible
  We design software systems that rely on less hardware and energy requirements to perform than previous generations
  We design our software and data centers to leverage existing centers for business continuity rather than erecting rarely used hot sites
  We utilize technology including video and teleconferencing to reduce the need for travel for both internal and customer meetings
Social Responsibility

At Euronet, we believe a great company can only be built on a sold ethical foundation.  We want to lead in business, but we are unwilling to compromise our commitment to our values of honesty, integrity and ethics. We achieve these values through:

  A Code of Conduct followed by our Board of Directors and all employees
  Attempting to build and maintain a diverse workplace free from discrimination and harassment:
    Euronet employs local talent in 52 markets around the world
    79% of Euronet’s 8,100 employees are based outside of the United States
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    47% of Euronet’s global workforce is female
    We provide competitive compensation opportunities to all of our employees based on their roles and responsibilities, experience, performance and other factors
  Giving back to the communities where we operate through a “Day of Caring”
    Euronet allocates one full paid day for each employee to participate in a community involvement activity in their local community
    Euronet regularly participates in fundraising events for local charities
    Euronet provides funds to employees to direct to charities of their choice

Euronet’s mission is to facilitate financial payments across the globe and ensuring consumers can access their funds and interact in the global marketplace in the manner in which they prefer. We continue to work towards this mission by:

  Deploying ATMs around the world to provide consumers with convenient, transparent access to cash
  Developing technology that enables digital payments such as mobile wallet payments and money transfer deposit to or from a digital wallet or bank account
  Making content available in whatever format the consumer prefers to transact
  Supporting transactions and remittance options that include unbanked individuals who are traditionally excluded from payment systems
  Establishing its ATMs in the Community program in Europe to provide cash access to residents of rural areas that have been left without cash access when bank branches close
  Publishing AMBER Alerts on ATMs across Europe to support local government missing person search efforts
  Enabling emigrants the ability to send money back to support families at competitive fees
  Enabling persons denied or without banking privileges to send money to support family

Governance

Euronet strives for excellence in its governance practices.

Board of Directors

  The Board is highly qualified to carry out its responsibilities as the governing body on behalf of our stockholders.
    Euronet’s board is comprised of eight members of varying tenures, ages, genders, ethnic backgrounds, geography and professional experiences.  Two of the eight members are non-U.S. citizens and one is female.
    All Board members are independent members of the Board other than the Founder and Chairman. The Board also operates with a lead independent director.
  The Board is guided by our Corporate Governance Guidelines which establish a framework for the governance of the Board and the management of our company.
  We have established three committees, comprised of all independent directors, to aid the Board in its oversight of the Company: Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.
    Each of the committees has established a Charter to guide it in fulfilling its duties.
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  The Board completes an annual review evaluating the performance of the entire board, including the information flow to the Board and Board committees from management and to the Board as a whole from the Board Committee Chairs.

Management

  We manage our business on a segment basis, while also maintaining strong corporate functions and appropriate governance of our subsidiaries.
  This structure is designed to ensure that all units of our business operate efficiently, effectively and consistent with our corporate standards.  The management structure of each segment mirrors that of the executive management team, including a segment CEO, Finance Director, Technology Director, and Head Legal Counsel.

Cybersecurity

Cybersecurity has become one of the most critical issues facing the world today and we work relentlessly to address it.

  We have devoted significant resources to protecting and improving our computer systems, software, network and other assets to both prevent and detect unauthorized access or activity.
  We work closely with government agencies, law enforcement and other businesses to understand the full spectrum of cybersecurity risks.
  We have hired dedicated cybersecurity experts and made significant investments in systems across the globe to monitor our systems 24 hours a day, seven days a week.
  We engage independent cybersecurity firms to ensure we keep current on the constantly evolving intrusion protections.
  Our employees complete quarterly training designed to educate them on their responsibilities to ensure company assets are protected from potential threats.
  We evaluate the effectiveness of our cybersecurity practices through the use of internal audit, independent testing firms and various card industry compliance examinations and certifications.

Data Security

  Euronet has adopted an Information Security policy written in accordance with the ISO 27001 Information Security Standard and industry leading practices to ensure business continuity and reduce business risks across Euronet’s business.
  We take actions to help protect our customers and consumers from fraud - including establishing velocity limits, tracking suspicious behavior, adding anti-skimming devices, adding encryption to our ATMs, etc.

Data Privacy

We believe that protecting the rights and privacy of all personal data we handle is fundamental to trust in our business relationships.

  Euronet is committed to complying with international data protection laws, including the European General Data Protection Regulation (“GDPR”), the California Consumer Privacy Act  and applicable laws for cross-border data transmission.
  We have implemented a Data Security Policy which governs how personal data is processed across our systems.  We have appointed a Data Protection Officer and other data protection compliance resources around the world to monitor and control personal data in accordance with applicable regulations.
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BENEFICIAL OWNERSHIP OF COMMON STOCK

As of the close of business on March 22, 2021 we had 52,785,803 shares of Common Stock issued and outstanding. The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of March 22, 2021, held by: (i) each Euronet Director, nominee for Director and executive officer named in the summary compensation table, (ii) all Euronet Directors, nominees for Director and executive officers as a group, and (iii) each Stockholder known by Euronet beneficially to own more than 5% of our Common Stock.

	Beneficial Ownership
Stockholder	Number of Shares (1)	Percent of Outstanding
Directors and Named Executive Officers
Michael J. Brown (2)	2,374,067	4.5%
11400 Tomahawk Creek Parkway, Suite 300
Leawood, KS 66211
Rick L. Weller (3)	354,764	*
Nikos Fountas (4)	113,516	*
Kevin J. Caponecchi (5)	143,432	*
Juan C. Bianchi (6)	22,662	*
Thomas A. McDonnell	78,544	*
Andrew B. Schmitt	66,721	*
Paul S. Althasen	51,222	*
M. Jeannine Strandjord (7)	45,955	*
Mark R. Callegari	16,890	*
Michael N. Frumkin	1,971	*
Dr. Andrzej Olechowski	10,000	*
All Directors, and Executive Officers as a Group (12 persons) (8)	3,279,744	6.2%
Five Percent Holders:
The Vanguard Group (9)	4,556,263	8.7%
100 Vanguard Blvd.
Malvern, PA 19355
Wells Fargo & Company (10)	3,147,014	6.0%
420 Montgomery Street
San Francisco, CA 94163
Janus Henderson Group plc (11)	2,886,680	5.5%
201 Bishopsgate
EC2M 3AE, United Kingdom
Wasatch Advisors, Inc. (12)	2,853,071	5.5%
505 Wakara Way
Salt Lake City, UT 84108

________

*	The percentage of shares of Common Stock beneficially owned does not exceed one percent of the shares outstanding.
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(1)    Calculation of percentage of beneficial ownership includes the assumed exercise of options to purchase Common Stock by only the respective named Stockholder that are vested or that will vest within 60 days of March 22, 2021 and any restricted stock units owned by such person that will vest within 60 days of March 22, 2021.

(2)   Includes: (i) 554,810 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2021, (ii) 34,000 shares of Common Stock held by Mr. Brown’s wife, (iii) 206,000 shares of Common Stock held by Mr. Brown’s spouse as custodian for his children, and (iv) 276,400 shares of Common Stock held by family trusts for the benefit of Mr. Brown's spouse and children, of which Mr. Brown's spouse is the trustee.

(3)    Includes 255,919 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2021.

(4)    Includes 92,195 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2021.

(5)    Includes 67,659 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2021.

(6)    Includes 17,110 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2021.

(7)    Includes 2,000 shares held in Ms. Strandjord’s individual retirement account.

(8)    Includes 987,693 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2021.

(9)   This information was supplied on Schedule 13G/A filed with the SEC on February 10, 2021. The Vanguard Group has sole dispositive power over 4,479,600 shares. The Vanguard Group has shared voting power over 34,402 shares and shared dispositive power over 76,663 shares.

(10) This information was supplied on Schedule 13G filed with the SEC on February 11, 2021. Wells Fargo & Company has sole voting power over and sole dispositive power over 106,653 shares. Wells Fargo & Company has shared voting power over 394,002 shares and shared dispositive power over 3,040,361 shares.

(11) This information was supplied on Schedule 13G/A filed with the SEC on February 11, 2021. Janus Henderson Group plc has shared voting and dispositive power over 2,886,680 shares.

(12) This information was supplied on Schedule 13G filed with the SEC on February 11, 2021. Wasatch Advisors, Inc. has sole voting power and sole dispositive power over 2,853,071 shares.

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CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that all of the non-employee Directors are “independent” under the listing standards of The Nasdaq Stock Market LLC.

As highly accomplished individuals in their respective industries, fields and communities, the non-employee Directors are affiliated with numerous corporations, educational institutions and charities, as well as civic organizations and professional associations, many of which have business, charitable or other relationships with the Company. The Board considered each of these relationships and determined that none of these relationships conflict with the interests of the Company or would impair the relevant non-employee Director’s independence or judgment.

In the event of Board-level discussions pertaining to a potential transaction, relationship or arrangement involving an organization with which a Director is affiliated, that Director would be expected to recuse himself or herself from the deliberation and decision-making process.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board held four regular meetings and three special meetings during 2020. The Board has established an Audit Committee, a Compensation Committee and a Nominating & Corporate Governance Committee. During 2020, each Director attended at least 75% of the total number of meetings held by the Board and Board committees on which he or she served (during the period for which he or she was a Director).

Board Committee Membership

          During 2020, the Board committee membership was as follows:

Director	Audit	Compensation	Nominating & Corporate Governance
Michael J. Brown*
Paul S. Althasen - I		M	C
Thomas A. McDonnell - I , L	M	M	M
Dr. Andrzej Olechowski - I		M	M
Michael Frumkin - I
Andrew B. Schmitt - I	M	C	M
M. Jeannine Strandjord - I	C	M	M
Mark R. Callegari - I	M	M	M

*Chairman of the Board     C - Committee Chair     M - Committee Member   I - Independent Director    L - Lead Director

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Note: On October 1, 2020, Eriberto R. Scocimara resigned as a member of the Board, including his membership on all committees of the Board, effective immediately. Mr. Scocimara's resignation was for health reasons and not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Scocimara served on the Board of Euronet since its inception in 1994. Mr. Scocimara passed away on November 3, 2020. He was a consummate and very knowledgeable Board professional, and provided expert advice for 26 years.

Audit Committee

The Company has an Audit Committee established in accordance with the requirements of the Securities Exchange Act of 1934 (the "Exchange Act").  The Audit Committee of the Board, composed solely of independent Directors, met four times in 2020. The following four Directors are members of the Audit Committee: M. Jeannine Strandjord, Chair, Thomas A. McDonnell, Mark R. Callegari and Andrew B. Schmitt. The Audit Committee operates under a written charter adopted by the Board, which is published on Euronet’s website at http://ir.euronetworldwide.com/corporate-governance.

The Board has determined that each of the Audit Committee members is independent, as that term is defined under the enhanced independence standards for audit committee members in the Exchange Act and rules promulgated thereunder, as amended and incorporated into the listing standards of The Nasdaq Stock Market LLC.

The Board has determined that all of the members of the Audit Committee are “audit committee financial experts” as that term is defined in the rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002.

The Audit Committee has oversight responsibilities with respect to our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance. The Audit Committee is responsible for retaining, evaluating and monitoring our independent registered public accounting firm and for providing an audit committee report for inclusion in our Proxy Statement. The Audit Committee is also responsible for maintaining open communication among the Audit Committee, management and our outside auditors. However, the Audit Committee is not responsible for conducting audits, preparing financial statements, or assuring the accuracy of financial statements or filings, all of which is the responsibility of management and/or the outside auditors.

Compensation Committee

The Compensation Committee of the Board met six times in 2020 to determine policies regarding the compensation of our executives and to review, determine and recommend to the full Board, as appropriate, the approval of the grant of options, restricted stock units and cash bonuses to our executives. The purpose of the Compensation Committee is to make determinations and recommendations, as appropriate, to the Board with respect to the compensation of our Chief Executive Officer and other senior executive officers.  The following six Directors are members of the Compensation Committee: Andrew B. Schmitt, Chair, Thomas A. McDonnell, M. Jeannine Strandjord, Dr. Andrzej Olechowski, Mark R. Callegari and Paul S. Althasen. The Board has determined that all the members of the Compensation Committee are: (i) independent as defined under the independence standards of the listing standards of The Nasdaq Stock Market LLC both for directors generally and those applicable to members of the Compensation Committee, (ii) “non-employee” directors under Section 16 rules, and (iii) “outside directors” for purposes of Internal Revenue Code Section 162(m).

The Compensation Committee performs its functions and responsibilities pursuant to a written charter adopted by our Board, which is published on Euronet’s website at http://ir.euronetworldwide.com/corporate-governance.

Its charter authorizes our Compensation Committee to delegate its responsibilities to one or more subcommittees or Directors, in accordance with restrictions set forth in the charter. Under the terms of our incentive plans, our Compensation Committee is authorized to administer the plans and may delegate its authority under such plans to another committee of the Board or a Director.

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Our human resources department supports the Compensation Committee in its work and in some cases acts pursuant to delegated authority to fulfill various functions in administering the day-to-day ministerial aspects of our compensation and benefits plans.

Annual Process for Determining Compensation of Executive Officers

As further described in the “Compensation Discussion and Analysis,” our Compensation Committee, together with senior management and outside consultants engaged by the Compensation Committee, conducts an annual review of our overall compensation program for executive officers. With respect to executive officer compensation, our Compensation Committee reviews each of the key components of compensation - base salary and short- and long-term incentives, both within Euronet and as compared to peers and survey data to determine whether each of these components is consistent with our compensation philosophy and its related goals and objectives. Upon the recommendation of our Chief Executive Officer with respect to the compensation of each executive officer who directly reports to him, and, based on the findings of any outside consultants that may be engaged to assist in this review, our Compensation Committee determines or recommends to the full Board, as appropriate, the compensation for all key executives, including our Chief Executive Officer.  Executive officers are not involved in proposing or seeking approval for their own compensation.

Process for Determining Non-Employee Director Compensation

Our Compensation Committee makes recommendations to the full Board about Board compensation and benefits for non-employee Directors, including cash, equity-based awards and other compensation based on the recommendations of outside compensation consultants. Our Compensation Committee seeks advice and recommendations from independent outside compensation consultants who are retained by the committee to, among other functions: (i) conduct a competitive assessment of non-employee Director compensation compared to competitive practice, (ii) inform the committee of emerging trends in director pay practices, (iii) advise on stock ownership guidelines for non-employee Directors, and (iv) assess the amount of compensation that is adequate to compensate our Directors for their time and effort with respect to Board obligations. If, after the periodic review of non-employee Director compensation by our Compensation Committee, the committee accepts recommendations from the outside compensation consultants that any changes should be made to such program, it will recommend such changes to our Board for approval.

Outside Executive Compensation Consultants

The Compensation Committee directly retained FW Cook as its outside compensation consultant for 2020. FW Cook assisted the Compensation Committee and performed functions in connection with executive compensation matters for the Compensation Committee including: (i) conducting a competitive assessment of key executives’ total direct compensation (e.g., sum of base salary, annual bonus and long-term incentive opportunity), (ii) evaluating appropriateness of annual incentive plan targets and standards, (iii) assessing whether the structure (the mix of cash and equity compensation, as well as annual and long-term incentives) is appropriate and competitive, (iv) comparing Euronet’s annual share utilization and earnings per share dilution for equity-based compensation to competitive practices and institutional investor guidelines, (v) comparing Euronet’s expense for stock-based compensation to its peer companies, (vi) advising the Compensation Committee regarding design changes to compensatory programs and the development of new programs based on strategic goals, competitive assessment, regulatory changes and risk management, (vii) informing the Compensation Committee of emerging trends in executive compensation, the institutional investor climate and corporate governance and accounting developments, (viii) providing and periodically advising on stock ownership or retention guidelines for senior executives, and (ix) providing the Compensation Committee with regular updates regarding changes in regulatory and legislative developments impacting executive compensation.

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The Compensation Committee assessed the independence of FW Cook pursuant to Nasdaq's rules and concluded that no conflict of interest exists that would prevent FW Cook from independently advising the Committee.

     Compensation Policies and Practices as They Relate to Risk Management

Together with management, the Compensation Committee considered the design and operation of the Company’s compensation arrangements, including the performance objectives and target levels used in connection with incentive awards and evaluated the relationship between the Company’s risk management and these arrangements. The Compensation Committee believes that the Company’s compensation policies and practices do not encourage unnecessary or excessive risk taking and that any risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee met two times in 2020. In May 2020, the Nominating & Corporate Governance Committee met to discuss and approve the nomination of Michael N. Frumkin to the Board. In February 2021, the Nominating & Corporate Governance Committee met to evaluate the performance of the Board during 2020 and consider nominees for election at the Annual Meeting. Paul S. Althasen, Chair, M. Jeannine Strandjord, Andrzej Olechowski, Thomas A. McDonnell, Mark R. Callegari and Andrew B. Schmitt are the current members of the Nominating & Corporate Governance Committee. The Board has determined that all of the members of the Nominating & Corporate Governance Committee are independent as defined under the general independence standards of the listing standards of The Nasdaq Stock Market LLC.

The Nominating & Corporate Governance Committee performs the functions of a nominating committee. The Nominating & Corporate Governance Committee’s charter describes the committee’s responsibilities, including developing corporate governance guidelines and seeking, screening and recommending Director candidates for nomination by the Board. This charter is published on our website at http://ir.euronetworldwide.com/corporate-governance. Euronet’s Corporate Governance Guidelines contain information regarding the selection, qualification and criteria for Director nominees and the composition of the Board, and are published on Euronet’s website at http://ir.euronetworldwide.com/corporate-governance.

The Nominating & Corporate Governance Committee evaluates each Director in the context of the Board as a whole, with the objective of recommending a Director who can best perpetuate the success of the business and represent Stockholder interests through the exercise of sound judgment using their diversity of experience in these various areas. The Nominating & Corporate Governance Committee considers the experience, qualifications, attributes and skills of each Director and nominee, including the person’s particular areas of expertise and other relevant qualifications, and the interplay of such experience, qualifications, attributes and skills with the Board as a whole. As determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential Director candidates is necessarily a dynamic and an evolving process, the Board believes that it is not always in the best interests of Euronet or its Stockholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of the Board and Euronet at a particular point in time. Accordingly, the Nominating & Corporate Governance Committee reserves the right to consider those factors as it deems relevant and appropriate, including the current composition of the Board, the balance of management and independent Directors, the need for Audit Committee expertise and the evaluations of other potential Director candidates. The committee does not have a policy concerning diversity but it believes that the above criteria will lead the committee to consider diversity in its various forms (including diversity of age, experience, background and perspective) in selecting Director candidates. In determining whether to recommend a Director for re-election, the Nominating & Corporate Governance Committee also considers the Director’s past attendance at meetings and participation in and contributions to the activities of the Board.

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As general guidelines, members of the Board and potential Director candidates for nomination to the Board will be persons with appropriate educational background and training and who:

  have personal and professional integrity;
  act in a thorough and inquisitive manner;
  are objective;
  have practical wisdom and mature judgment;
  have demonstrated the kind of ability and judgment to work effectively with other members of the Board to serve the long-term interests of the Stockholders;
  have a general understanding of management, marketing, accounting, finance and other elements relevant to Euronet’s success in today’s business environment;
  have financial and business acumen, relevant experience, and the ability to represent and act on behalf of all Stockholders;
  are willing to devote sufficient time to carrying out their duties and responsibilities effectively, including advance review of meeting materials; and
  are committed to serve on the Board and its committees for an extended period of time.

In addition, we do not permit any new Directors nominated by the Board (a) who serve as a member of Euronet’s Audit Committee to serve on the audit committee of more than two other boards of public companies, (b) who serve as chief executive officers or in equivalent positions of other public companies to serve on more than two boards of public companies in addition to the Board, and (c) generally to serve on more than four other boards of public companies in addition to the Board.

The Board values the contributions of a Director whose years of service has given him or her insight into Euronet and its operations and believes term limits are not necessary.

Director Candidate Recommendations and Nominations by Stockholders

The Nominating & Corporate Governance Committee’s charter provides that the Nominating & Corporate Governance Committee will consider Director candidate recommendations by Stockholders. Director candidates recommended by Stockholders are evaluated in the same manner as candidates recommended by the Nominating & Corporate Governance Committee. Stockholders should submit any such recommendations to the Nominating & Corporate Governance Committee through the method described under “Other Matters - Recommendations or Nominations of Individuals to Serve as Directors” below. In addition, in accordance with Euronet’s Bylaws, any Stockholder of record entitled to vote for the election of Directors at the applicable meeting of Stockholders may nominate persons for election to the Board of Directors if such Stockholder complies with the notice procedures set forth in the Bylaws and summarized in “Other Matters - Deadline to Propose or Nominate Individuals to Serve as Directors” below.

Lead Independent Director

Under the Company’s Corporate Governance Guidelines, the Board annually selects a Lead Independent Director. The principal responsibilities of the Lead Independent Director are to call for and conduct executive sessions of the Board, serve as liaison between the Chairman of the Board and the independent Directors, approve meeting agendas and schedules for Board meetings, recommend matters to the Chairman for consideration by the Board and be available for consultation and direct communication with Stockholders and all interested parties. A full list of the roles and responsibilities is included in the Company’s Corporate Governance Guidelines.

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The Board believes that the existence of a Lead Independent Director enhances coordination of decision-making among the independent Directors and communication between them and the Chairman, and provides a single point of contact for Stockholders and other outside parties to communicate with the Board.  Thomas A. McDonnell has acted as the Lead Independent Director since September 2014.

Combined CEO and Chairman Role

Michael J. Brown currently serves as both Chairman of the Board of Directors and Chief Executive Officer and President of the Company. The Nominating & Corporate Governance Committee and the Board have considered the advantages and disadvantages of the combination of these two roles and consider it appropriate to maintain the combined roles. In particular, the Board has concluded that this structure promotes unified leadership and direction for the Company and provides a single, clear focus for the chain of command to execute the Company’s business plans and strategies.

Risk Oversight

The Board has delegated oversight of Euronet’s risk management efforts to the Audit Committee. The Audit Committee’s role in risk oversight includes reviewing information provided by members of senior management on areas of material risk to the Company, or to the success of a particular project or endeavor under consideration, including operational, financial, legal, regulatory, compliance, cybersecurity, strategic and reputational risks. The Audit Committee uses such information to understand the Company’s risk identification, risk management and risk mitigation strategies. The Board believes that risk management is an integral part of Euronet’s annual strategic planning process, which addresses, among other things, the risks and opportunities facing the Company.

Part of the Audit Committee’s responsibilities, as set forth in its charter, is to review with corporate management, the independent auditors and the internal auditors, if applicable, any legal matters, risks or exposures that could have a significant impact on the financial statements and the steps management has taken to minimize the Company’s exposure. The Company’s management regularly evaluates these controls, and the Audit Committee is provided regular updates regarding the effectiveness of the controls. The Audit Committee regularly reports to the full Board.

Cybersecurity Oversight

The Board is responsible for overseeing cybersecurity risk.  In 2020, the Company's Chief Technology Officer gave two presentations to the Board regarding the security and integrity of the Company's systems, including cybersecurity updates that focused on the Company's most critical processing systems, cybersecurity infrastructure and procedures, drills and training of employees, mitigation of cyber risks and assessments by third-party experts.

Communications with the Board of Directors

The Board has approved a formal policy for Stockholders to send communications to the Board or its individual members. Stockholders can send communications to the Board and specified individual Directors by mailing a letter to the attention of the Board or a specific Director (c/o the General Counsel) at Euronet Worldwide, Inc., 11400 Tomahawk Creek Parkway, Suite 300, Leawood, Kansas 66211 or by sending an email to directors@eeft.com.

Upon receipt of a communication for the Board or an individual Director, the General Counsel will promptly forward any such communication to all the members of the Board or the individual Director, as appropriate. If a communication to an individual Director deals with a matter regarding Euronet, the General Counsel will forward the communication to the entire Board, as well as the individual Director. Neither the Board nor a specific Director is required to respond to Stockholder communications and when responding shall do so only in compliance with the Corporate Governance Guidelines.

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Director Attendance at Annual Meeting

Euronet has a policy encouraging its Directors to attend the Annual Meeting of Stockholders. Seven Directors, Michael J. Brown, Andrew B. Schmitt, Paul S. Althasen, M. Jeannine Strandjord, Mark R. Callegari, Eriberto R. Scocimara, and Dr. Andrzej Olechowski, attended our 2020 Annual Meeting.

Code of Conduct

The Board has adopted a Code of Business Conduct & Ethics for Directors, Officers and Employees (the “Code of Conduct”) that applies to our directors, executive officers and our employees. The Code of Conduct is available on Euronet’s website at http://ir.euronetworldwide.com/corporate-governance. Any amendment to or waiver of the Code of Conduct will be filed on Form 8-K or posted on our website.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Directors are as follows:

Name	Age	Position	Term Expires
Michael N. Frumkin	52	Class III Director	2021
Paul S. Althasen	56	Class III Director	2021
Thomas A. McDonnell	75	Class III Director	2021
Dr. Andrzej Olechowski	74	Class II Director	2023
Mark R. Callegari	64	Class II Director	2023
Michael J. Brown	64	Chairman, Chief Executive Officer and Class I Director	2022
Andrew B. Schmitt	72	Class I Director	2022
M. Jeannine Strandjord	75	Class I Director	2022

Classified Board

We currently have eight Directors divided among three classes as described above.

The Board has determined that all of the Directors, other than Mr. Brown, are independent Directors as defined in the listing standards for The Nasdaq Stock Market LLC.

Three Class III Directors are to be elected at the Annual Meeting for three-year terms ending at the Annual Meeting of Stockholders in 2024. The Board has nominated Michael N. Frumkin, Paul S. Althasen and Thomas A. McDonnell for election as Class III Directors. Unless otherwise instructed, each valid proxy will be voted for Messrs. Frumkin, Althasen and McDonnell. Each of the Class III nominees has consented to serve as a Director of Euronet. If a nominee is unable or subsequently declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any alternative nominee who shall be designated by the present Board to fill the vacancy. We are not aware of any reason why Messrs. Frumkin, Althasen or McDonnell will be unable or will decline to serve as a Director.

Nominees for Election at the Annual Meeting

The following is a brief description of the business experience of each nominee for Director and a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the nominee should continue to serve as a Director for the Company, in light of the Company’s business and structure.

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MICHAEL N. FRUMKIN has more than 25 years of experience in technical and management leadership roles in fast-growth, high-performance technology companies, including Silicon Valley icons like NeXT and Google. He was responsible for critical engineering functions at Verity, Excite, and Google all of whom went from startup to successful IPOs during his tenure. In 1995, he joined a small 10 person startup that built one of the first full scale commercial internet search engines that eventually became Excite@Home, a multi-billion dollar public company. In his tenure at Excite, Mr. Frumkin was responsible for core company functions like web crawl and e-commerce engineering. After Excite, Mr. Frumkin spent several years as the Chief Technology Officer of Gamechange, the seed stage collaboration between Accenture Technology Ventures and Softbank Venture Capital, where he was responsible for technical due diligence and providing management guidance to portfolio companies. In 2002, pursuing a desire to go back to his more technical distributed computing roots, he joined Google where his responsibilities have ranged from managing large engineering teams responsible for most of Google’s revenue, to overseeing critical internal software infrastructure projects. At various points in time, he was responsible for the engineering teams building and operating AdWords and the initial launch of AdSense, and the building of Google’s personalization infrastructure. In 2012, Mr. Frumkin founded the Google Accelerated Science research team within Google Research. This team works with leading scientific institutions and universities around the world to increase the pace of discovery in important scientific research by bringing Google’s expertise in machine intelligence and machine perception to bear on fundamental science problems. Mr. Frumkin holds Bachelor of Science and Master of Science degrees in Computer Science and Engineering from MIT.

The Board considers as particularly valuable Mr. Frumkin's technical and engineering expertise, and demonstrated success in applying that knowledge across a variety of high-growth technology companies.

PAUL S. ALTHASEN has served on our Board since May 2003. He joined Euronet in February 2003 in connection with Euronet’s acquisition of e-pay Limited, a UK company. Mr. Althasen served as Executive Vice President of Euronet until his resignation on April 2, 2012. Mr. Althasen is a co-founder and former CEO and Co-Managing Director of e-pay, and he was responsible for the strategic direction of e-pay from its formation in 1999 until April 2012. From 1989 to 1999, Mr. Althasen was a co-founder and Managing Director of MPC Mobile Phone Center, a franchised retailer of cellular phones in the UK. Previously, Mr. Althasen worked for Chemical Bank in London where he traded financial securities. From 2008 to 2016, Mr. Althasen served as a director of Evolve Telecom Ltd., a B2B provider of telecommunication services. Mr. Althasen currently serves as a director of Lodwick Homes Ltd. Since 2008, Mr. Althasen has been a director of Pier Insurance Managed Services Ltd., where he holds joint responsibility for the company's strategic direction and general management. Mr. Althasen has a B.A. (Honors) degree in business studies from the City of London Business School.

The Board considers as particularly valuable Mr. Althasen's broad first-hand knowledge and experience in the prepaid payments industry in Western Europe and especially in the UK.

THOMAS A. MCDONNELL has been a Director of Euronet since its incorporation in December 1996 and he previously served on the boards of Euronet’s predecessor companies. He has served as Lead Independent Director since September 2014. From October 1984 until September 12, 2012, he served as Chief Executive Officer of DST Systems, Inc., a former Stockholder of Euronet. From September 12, 2012 through December 31, 2012, he served as non-executive Chairman of DST Systems, Inc. From 1973 to September 1995, he served as Treasurer of DST Systems, Inc. From January 1, 2013 until his retirement on December 31, 2014, Mr. McDonnell was President and Chief Executive Officer of the Ewing Marion Kauffman Foundation. Mr. McDonnell is currently a director of Kansas City Southern, where he is a member of the Audit Committee. Mr. McDonnell has a B.S. in Accounting from Rockhurst University and an M.B.A. from the Wharton School of Finance.

The Board considers as particularly valuable Mr. McDonnell's many years of experience in management of a public company in the transaction processing industry and participation on other company boards, whereby Mr. McDonnell has acquired extensive financial, accounting and management experience and substantive business knowledge. These qualities, as well as the knowledge of the Company’s business gained from his participation on the Board since the Company’s inception, are considered particularly valuable by the Board.

Other Directors

The following is a brief description of the business experience of each of our other Directors whose term of office will extend beyond 2020, and a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the other Directors are qualified for service as a Director of the Company, in light of the Company’s business and structure.

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MICHAEL J. BROWN is one of the co-founders of Euronet in 1994 and has served as our Chairman of the Board and Chief Executive Officer since 1996 and as our President since December 2014.  He also served as our President from December 11, 2006 to June 11, 2007. Mr. Brown has been a Director of Euronet since our incorporation in December 1996 and previously served on the boards of Euronet’s predecessor companies. In 1979, Mr. Brown co-founded Innovative Software, Inc., a computer software company that was merged in 1988 with Informix. Mr. Brown served as President and Chief Operating Officer of Informix from February 1988 to January 1989. He served as President of the Workstation Products Division of Informix from January 1989 until April 1990. In 1993, Mr. Brown was a founding investor of Visual Tools, Inc. Visual Tools, Inc. was acquired by Sybase Software in 1996. Mr. Brown was formerly a director of Blue Valley Ban Corp. and Nexxus Lighting, Inc. Mr. Brown currently serves on the board of directors of Monopar Therapeutics. Mr. Brown received a B.S. in electrical engineering from the University of Missouri-Columbia in 1979 and a M.S. in molecular and cellular biology at the University of Missouri-Kansas City in 1997.

The Board considers as particularly valuable Mr. Brown's deep commitment to the success of the Company (demonstrated in particular by his long-term stock holdings), his extensive experience as the founder of the Company and the initiator of each of the business lines of the Company, and the strategic, business and financial skills and knowledge he brings to his position as Director. Through his management of the Company since its inception, Mr. Brown has acquired a unique knowledge of the financial transaction processing industry in the markets in which the Company operates.

 ANDREW B. SCHMITT has served on our Board since September 24, 2003. Mr. Schmitt served as President and Chief Executive Officer of Layne Christensen Company from October 1993 until his retirement on January 31, 2012. For approximately two years prior to joining Layne Christensen Company, Mr. Schmitt was a partner in two privately owned hydrostatic pump and motor manufacturing companies and an oil and gas service company. He served as President of the Tri-State Oil Tools Division of Baker Hughes Incorporated from February 1988 to October 1991. Currently, Mr. Schmitt serves on the board of directors of FreightCar America, Inc., where he chairs the Compensation Committee and is a member of the Nominating and Corporate Governance Committee. Mr. Schmitt served as a director of Layne Christensen Company until his retirement in 2012. Mr. Schmitt holds a bachelor of science degree from the University of Alabama School of Commerce and Business.

The Board considers as particularly valuable Mr. Schmitt's extensive financial, business and management experience and skills, including in particular, valuable knowledge and experience acquired from managing an international business that, like the Company, operated in many developing markets during his tenure.

M. JEANNINE STRANDJORD, CPA, has 50 plus years of financial management experience and was employed in three different industries after starting in public accounting on the audit staff of Ernst and Whinney in 1968.  For 20 years, beginning in 1985, she held several senior financial management roles at Sprint Corporation.  She managed the successful transformation and restructuring of Sprint as Chief Integration Officer from 2003 until 2005 when she retired.  Previously, she was Senior VP and Chief Financial Officer of Global Solutions, a $9 billion division, from 1998 until 2003, and was Controller and Treasurer from 1986 to 1998.  Ms. Strandjord was a director of American Century Mutual Funds (for six registered investment companies) from 1994 to 2018; was a director of DST Systems, Inc., from 1996 to 2012; and has been a director of MGP Ingredients since 2013.  She has also been a director of JE Dunn Construction Corporation, a private company, since 2006.  Her current non-profit boards are the Ewing Marion Kauffman Foundation, the Truman Library, and the KU Medical Center Advancement Board. Past non-profit boards include Rockhurst University, the Heartland Chapter of the National Association for Corporate Directors, the Kansas City Community Foundation and the National World War I Museum and Memorial. She has been a Director of the Company since 2001 and is currently the Chair of the Audit Committee. She also served as  Lead Independent Director from 2010 to 2014.  Ms. Strandjord holds a bachelor's degree in accounting and business administration from the University of Kansas. She was named "National Director of the Year" by the National Association of Corporate Directors in 2018.

The Board considers as particularly valuable Ms. Strandjord's experience on the boards of various other public companies, as well as an extensive background in finance, corporate governance, restructuring, talent management, and compensation and benefits.

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DR. ANDRZEJ OLECHOWSKI has served on our Board since May 2002. He previously served as a Director of Euronet from its incorporation in December 1996 until May 2000. From 2005 until 2009 when he retired, Dr. Olechowski was the President of Conseil DG, a Polish consulting company. From 1995 until 2008, Dr. Olechowski served as a Senior Advisor for Central Europe Trust, Poland, a consulting firm. He has held several senior positions with the Polish government: from 1993 to 1995, he was Minister of Foreign Affairs and in 1992 he was Minister of Finance. From 1992 to 1993, and again in 1995, he served as economic advisor to President Lech Walesa. From 1991 to 1992, he was Secretary of State in the Ministry of Foreign Economic Relations and from 1989 to 1991 he was Deputy Governor of the National Bank of Poland. From May 1998 to June 2000, Dr. Olechowski served as the Chairman of Bank Handlowy w Warszawie S.A. (Poland). From 2011 to 2018, Dr. Olechowski was a Professor at Vistula University. Until April 2009, Dr. Olechowski sat on the Supervisory Board of Vivendi (France) and currently sits on the Supervisory Board of Bank Handlowy w Warszawie S.A. (Poland), and the board of directors of Play Communications S.A. and the boards of various charitable and educational foundations.  He received a Ph.D. in Economics in 1979 from the Central School of Planning and Statistics in Warsaw.

The Board considers as particularly valuable Dr. Olechowski's significant stature in Polish government and business, his extensive business connections in and knowledge of the banking industry in Poland and Central Europe (which have historically been among the Company’s most important markets in the EFT Division), as well as his experience as a consultant and member of other boards with respect to the strategic and market factors affecting the Company’s business.

MARK R. CALLEGARI has served on our Board since September 2014. Mr. Callegari is the Founder and Chief Executive Officer of Callegenix, LLC, an industry leader in lighting control and microprocessing systems founded in 1999. In 2002, Mr. Callegari founded LightWild LLC and served as its Chairman until 2013. In 2002, Mr. Callegari founded and served as Chairman of Animated Lighting, Inc., until its sale in 2005. In 1998, Mr. Callegari founded Tidestone Technologies and served as its Chairman until 2001. In 1979, Mr. Callegari co-founded Innovative Software, Inc., a computer software company that was merged in 1988 with Informix. Mr. Callegari served as Executive Vice President of Informix from 1988 to 1992. Mr. Callegari received a Bachelor of Science degree from Rockhurst University and is the holder of two patents on the process of illuminating building facades.

The Board considers as particularly valuable Mr. Callegari's extensive talent as a proven entrepreneur with valuable insight and his experience in developing industry leading technology and software solutions.

Required Vote and Board Recommendation

Election of the Company’s three nominees for Director requires each Director nominee to receive the affirmative vote of a majority of the votes cast online, by telephone, mailed in or represented by proxy at the Annual Meeting regarding the election of such Director nominee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MR. MICHAEL N. FRUMKIN, MR. PAUL S. ALTHASEN AND MR. THOMAS A. MCDONNELL AS CLASS III DIRECTORS OF EURONET.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO THE AMENDED 2006 STOCK INCENTIVE PLAN

We believe that equity compensation aligns the interests of management and employees with the interests of other Stockholders. Our Board has adopted, subject to the approval of our Stockholders, amendments to the Amended 2006 Stock Incentive Plan, as amended and restated (the “Plan”), which is summarized below. A copy of the Plan, as proposed to be amended and restated, is attached as Appendix A to the proxy statement filed with the SEC. The following description of the material features of the Plan is qualified in its entirety by reference to the provisions of the Plan.

Summary of the Proposed Amendments

We are asking the Stockholders to approve the following amendments to the Plan:
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  Increase in Number of Shares Available for Issuance. We are proposing to amend the Plan to increase the number of shares of Common Stock that are available for issuance under the Plan from 11,400,000 to 17,400,000. We believe that increasing the number of shares available for issuance under the Plan is necessary to ensure that a sufficient reserve of shares is available for future awards under the Plan. As of December 31, 2020, 492,491 shares remained available for issuance in connection with new awards under the Plan and 4,576,803 shares were subject to awards outstanding under the Plan.
  Amendment to Remove Section 162(m) Performance Goals.  We are proposing to amend the Plan to remove specified performance goals applicable to performance awards granted to “covered employees,” as defined under Section 162(m)(3) of the Internal Revenue Code of 1986.
  Amendment to Introduce a Fungible Share Ratio.  We are proposing to amend the Plan to introduce a “fungible share ratio,” under which options and stock appreciation rights would reduce the share reserve on a one-for-one basis, but full value awards, such as restricted stock units and performance awards, would reduce the share reserve on a two-for-one basis.
  Amendment to Introduce a Minimum Vesting Requirement.  We are proposing to amend the Plan to introduce a minimum vesting requirement of one (1) year for at least 95% of all awards.
  Amendment to Prohibit Liberal Share Recycling of Options.  We are proposing to amend the Plan to prohibit shares used for payment of an option exercise price or shares withheld for taxes for options from returning to the available share pool.
  Amendment to Prohibit Liberal Share Recycling of Full Value Awards.  We are proposing to amend the Plan to prohibit shares withheld for taxes for full value awards from returning to the available share pool.
  Amendment to Prohibit Payment of Dividends on Unvested Awards.  We are proposing to amend the Plan to prohibit the payment of dividends or dividend equivalents on unvested awards for all equity award types.
  Amendment to Introduce CEO Holding Period Requirements.  We are proposing to amend the Plan to require the CEO to retain vested shares and shares issued from the exercise of options for at least twelve (12) months, excluding any shares that are used to satisfy income tax withholding obligations.
Description of the Plan

     General

     The Plan provides for grants of non-qualified stock options and incentive stock options ("ISOs"). The Plan also provides for grants of restricted shares, restricted stock units, bonus shares, stock appreciation rights, performance awards, performance units and performance shares. The objectives of the Plan are to (i) strengthen key employees' commitment to our success, (ii) retain existing key employees, (iii) stimulate key employees' efforts on our behalf, and (iv) help us attract new employees with the education, skills and experience we need.

     Prohibitions of Repricing

     The Plan prohibits the “repricing” of stock options and stock appreciation rights outstanding unless prior Stockholder approval is obtained. Without Stockholder approval, the terms of such awards may not be amended to effectively reduce the exercise price of such awards or to cancel such awards in exchange for other stock options or stock appreciation rights with an exercise price that is less than the exercise price of such awards, other awards, or cash. The prohibition does not apply to equitable adjustments of awards in connection with stock splits and similar transactions.

     Eligibility and Limits on Awards

     Any director, officer or employee or independent contractor of Euronet or any majority owned subsidiary is eligible to receive awards under the Plan. As of December 31, 2020, there were seven non-employee directors, six executive officers and approximately 8,100 employees other than executive officers who are potentially eligible to receive awards. No determination has been made as to which of our officers, employees and directors will receive grants under the Plan, as amended, and therefore the benefits to be allocated to any individual or to any group of employees or directors are not presently determinable.

     The Plan places limits on the maximum amount of awards that may be granted to any employee in any one year period. Under the Plan, no employee may receive awards that cover in the aggregate more than 500,000 shares in any one-year period. This limitation includes awards of bonus shares that are paid in that same year on account of the satisfaction of one or more performance goals under our Executive Annual Incentive Plan.
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     Administration

     The Plan may be administered by our Board or one or more committees of our Board (collectively, the “Plan Committee”). The Plan is currently administered by the Compensation Committee. The Plan Committee selects the eligible participants to whom awards will be granted and sets the terms of such awards, including any performance goals applicable to annual and long-term incentive awards. The Plan Committee may delegate its authority under the Plan to officers of the Company, subject to guidelines prescribed by the Plan Committee.

     Shares Reserved for Awards

     If the proposed amendment is approved, the Plan will provide for up to 17,400,000 shares of Common Stock to be used for awards. The shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, and to the extent any award under the Plan is exercised, cashed out, terminates, expires or is forfeited without payment being made in the form of shares of Common Stock, the shares subject to such award that were not so paid will again be available for distribution under the Plan. Any shares of Common Stock that are used for full or partial payment of the purchase price of shares of Common Stock with respect to a stock option exercise and any shares of Common Stock withheld by us for the purpose of satisfying any tax withholding obligation will be counted against the authorized limit. Any shares granted in connection with stock options and stock appreciation rights will be counted against the authorized limit as one (1) share for every one (1) stock option or stock appreciation right awarded. Any shares granted in connection with awards other than stock options and stock appreciation rights shall be counted against the authorized limit as two (2) shares for every one (1) share granted in connection with such share award. Unless otherwise determined by the Plan Committee, stock options may be exercised by payment in cash or tendering shares of Common Stock to us in full or partial payment of the exercise price, or by net exercise.

     The number of shares of Common Stock authorized for awards is subject to adjustment for changes in capitalization, reorganizations, mergers, stock splits, and other corporate transactions as our Board or the Plan Committee determines to require an equitable adjustment. Additionally, shares underlying substitute awards issued in connection with a merger or similar corporate transaction consummated with a third-party are not subject to the Plan's share limitations. The Plan will remain in effect until all the shares available have been used to pay awards, subject to the right of our Board to amend or terminate the Plan at any time. If the proposed amendment is approved, no ISOs may be issued pursuant to the Plan after March 15, 2031, unless the Plan is reapproved by Stockholders before that date.

     General Terms of Awards

     The Plan Committee selects the service providers (officers, employees, non-employee directors and independent contractors) who receive awards and sets the term of each award. The Plan Committee has the power to determine the terms of the awards granted, including the number of shares subject to each award, the form of consideration payable upon exercise, the period in which the award may be exercised after termination of employment, and all other matters.

     The Plan Committee will also set the vesting conditions of the award, including, for example, that an award may be forfeited if the recipient's employment terminates before the award vests; except that vesting will be accelerated if there is a change of control of Euronet and a participant's employment is terminated other than for cause or “Good Reason” as defined in the Plan within one year following such change of control. In addition, no award shall vest and therefore become exercisable unless at least one (1) year has elapsed since the grant date.

     Awards granted under the Plan are not generally transferable by the holder except in the event of the employee's death or unless otherwise required by law or provided in an award agreement. An award agreement may provide for the transfer of an award in limited circumstances to certain members of the grantee's family or a trust or trusts established for the benefit of such a family member. Any such transfer, if permitted under the award agreement, cannot be for consideration, other than nominal consideration. Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Plan Committee.
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     Performance Awards

     Performance unit and performance share awards may be granted under the Plan. Such awards will be earned only if corporate, business unit or individual performance objectives over performance cycles, established by or under the direction of the Plan Committee, are met. Similarly, the exercise, vesting or payment, as the case may be, of stock options, stock appreciation rights, restricted stock and restricted stock units may be made subject to the achievement of performance goals, such awards are referred to in the Plan as “Performance Awards.” The performance objectives may vary from participant to participant, group to group and period to period and may be based on internal or external requirements. Awards may be paid in the form of cash, shares of Common Stock or any combination thereof, as determined by the Plan Committee.

     No dividends or dividend equivalents will be paid with respect to any unvested awards.

     Restricted Stock

     Restricted shares of Common Stock may also be awarded under the Plan. The restricted shares will vest and become transferable upon the satisfaction of conditions set forth in the respective restricted share award agreement.

     Restricted Stock Units

     Restricted stock units (“RSUs”) relating to shares of Common Stock may also be awarded under the Plan. An RSU entitles the holder to receive one share of Common Stock for each RSU that vests. The RSUs will vest and become payable in accordance with the terms of the respective RSU award agreement.

     Stock Options

     The Plan permits the granting of ISOs to eligible employees, which qualify for special tax treatment, and non-qualified stock options. The exercise price for any ISO will not be less than the fair market value of a share of Common Stock on the date of grant. No stock option may be exercised more than ten years after the date of grant.

     Stock Appreciation Rights

    Stock Appreciation Rights ("SARs") may be granted either singly (freestanding SARs) or in combination with underlying stock options (tandem SARs). SARs entitle the holder upon exercise to receive an amount equal in value to the excess of the fair market value of the shares covered by such right over the grant price. The payment upon a SAR exercise may be either in cash, in whole shares of equivalent value or both.

     Change of Control Provisions

     The Plan provides that, if within the one-year period commencing on a Change of Control (as defined in the Plan), a participant's employment or other relationship with Euronet is terminated and such termination was by Euronet without cause or by the participant with “Good Reason,” then, subject to certain limitations on payment as set forth in the Plan for “specified employees,” all stock options and SARs will become fully vested and immediately exercisable, the restrictions applicable to restricted stock outstanding and other stock-based awards will lapse and Performance Awards outstanding will be vested and paid out on a prorated basis, based on the maximum award opportunity of such awards and the number of months elapsed compared with the total number of months in the performance cycle. The Committee may also make certain adjustments and substitutions in connection with a Change of Control or similar transactions or events as described under "Shares Reserved for Awards."

     Federal Income Tax Consequences

     Based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of awards granted under the Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof:
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     Non-Qualified Stock Options. An employee receiving a non-qualified option does not recognize taxable income on the date of grant of the non-qualified option. In general, the employee must recognize ordinary income at the time of exercise of the non-qualified option in the amount of the difference between the fair market value of the shares of Common Stock on the date of exercise and the option price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by an employee will be deductible by us in the year that the employee recognizes the income if we comply with the applicable withholding requirements.

     Shares of Common Stock acquired upon the exercise of a non-qualified option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares of Common Stock generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of shares of Common Stock, the employee will recognize long-term capital gain or loss or short-term capital gain or loss depending upon the amount of time that the employee has held the shares of Common Stock.

     If an employee pays the exercise price, in whole or in part, with previously acquired shares of Common Stock, the employee will recognize ordinary income in the amount by which the fair market value of the shares of Common Stock received exceeds the exercise price. The employee will not recognize gain or loss upon delivering the previously acquired shares of Common Stock to us. Shares of Common Stock received by an employee, equal in number to the previously acquired shares of Common Stock exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares of Common Stock. Shares of Common Stock received by an employee in excess of the number of such previously acquired shares of Common Stock will have a basis equal to the fair market value of the additional shares of Common Stock as of the date ordinary income is recognized. The holding period for the additional shares of Common Stock will commence as of the date of exercise or such other relevant date.

     Incentive Stock Options. ISOs are defined by Section 422 of the Code. An employee who is granted an ISO does not recognize taxable income either on the date of grant or on the date of exercise. Upon the exercise of an ISO, the difference between the fair market value of the shares of Common Stock received and the option price is, however, a tax preference item potentially subject to the alternative minimum tax.

     Upon disposition of shares of Common Stock acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the employee disposes of the shares of Common Stock within two years of the date of grant or within one year of the date of the transfer of the shares of Common Stock to the employee (a “Disqualifying Disposition”), then the employee will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (a) the amount of gain realized on the disposition, or (b) the difference between the fair market value of the shares of Common Stock received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the shares of Common Stock have been held. We are not entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition. For alternative minimum taxable income purposes, on the later sale or other disposition of the shares of Common Stock, generally only the difference between the fair market value of the shares of Common Stock on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.

     If an employee pays the exercise price, in whole or in part, with previously acquired shares of Common Stock, the exchange should not affect the ISO tax treatment of the exercise. Upon the exchange, and except as otherwise described herein, no gain or loss is recognized by the employee upon delivering previously acquired shares of Common Stock to us as payment of the exercise price. The shares of Common Stock received by the employee, equal in number to the previously acquired shares of Common Stock exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares of Common Stock. The employee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements. Shares of Common Stock received by the employee in excess of the number of previously acquired shares of Common Stock will have a basis of zero and a holding period which commences as of the date the shares of Common Stock are transferred to the employee upon exercise of the ISO. If the exercise of any ISO is effected using shares of Common Stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares of Common Stock will be considered a disposition of the shares of Common Stock for the purpose of determining whether a Disqualifying Disposition has occurred.
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     Restricted Stock. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares of Common Stock are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the employee will recognize ordinary income equal to the then fair market value of the shares. The employee may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions. Generally, we will be entitled to deduct the fair market value of the shares transferred to the employee as a business expense in the year the employee includes the compensation in income.

     Stock Appreciation Rights. To the extent that the requirements of the Code are met, there are no immediate tax consequences to an employee when a SAR is granted. When an employee exercises the right to the appreciation in fair market value of shares represented by a SAR, payments made in shares of Common Stock are normally includable in the employee's gross income for regular income tax purposes. We will be entitled to deduct the same amount as a business expense in the same year. The includable amount and corresponding deduction each equal the fair market value of the shares of Common Stock payable on the date of exercise.

     Other Stock-Based Performance Awards. Any cash payments or the fair market value of any shares of Common Stock or other property an employee receives in connection with other stock-based awards, incentive awards, or as unrestricted payments equivalent to dividends on unfunded awards or on restricted stock are includable in income in the year received or made available to the employee without substantial limitations or restrictions. Generally, we will be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

     Deductibility of Awards. Section 162(m) of the Internal Revenue Code ("Section 162(m)") generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per officer in any year. The exemption from the deduction limit under Section 162(m) for "performance-based compensation" has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our "covered employees" in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

     Other Tax Consequences. State tax consequences may in some cases differ from those described above. Awards under the Plan will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

     Other Information

     The Plan became effective on May 18, 2006, and will remain in effect, subject to the right of our Board to terminate the Plan (subject to certain limitations set forth in the Plan), until all shares subject to it have been purchased or acquired according to the Plan's provisions. Any awards granted before the Plan is terminated may extend beyond the expiration date. No ISOs will be issued under the 2006 Stock Incentive Plan after March 15, 2031 unless the Plan is reapproved by Stockholders before that date. The closing price of our Common Stock on December 31, 2020, as reported by Nasdaq, was $144.92 per share.

     Our Board may amend the Plan at any time. However, no amendment may be made without Stockholder approval if the approval is required under applicable law, regulation, or stock exchange rule, or, if the amendment would decrease the grant or exercise price of any stock option, SAR or other stock-based award to less than fair market value on the date of grant (except as discussed above under "Shares Reserved for Awards"). No amendment may be made without the written consent of the grantee of an award if the amendment adversely affects in any material way any award previously granted under the Plan.

     The following persons and groups have received grants of stock options to purchase the following number of shares under the Plan since its inception through December 31, 2020: (a) the Named Executive Officers, Michael J. Brown - options to purchase 1,382,179 shares, Rick L. Weller - options to purchase 915,062 shares, Kevin J. Caponecchi - options to purchase 945,394 shares, Juan C. Bianchi - options to purchase 587,382 shares, and Nikos Fountas - options to purchase 499,078 shares, (b) all current executive officers as a group (7 persons) - options to purchase 4,778,822 shares, (c) all current directors who are not executive officers as a group (7 persons) - no options to purchase shares were awarded, and (d) all employees, including all current officers who are not executive officers, as a group - options to purchase 4,758,940 shares. The amounts shown include shares subject to options that may have been forfeited in whole or in part.
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     The following persons and groups have received awards of restricted stock and restricted stock units for the following number of shares under the Plan since its inception through December 31, 2020: (a) the Named Executive Officers, Michael J. Brown - 440,160 shares, Rick L. Weller - 230,193 shares, Kevin J. Caponecchi - 214,617 shares, Juan C. Bianchi - 303,019 shares and Nikos Fountas - 177,018 shares, (b) all current executive officers as a group (7 persons) - 1,432,634 shares, (c) all current directors who are not executive officers as a group (7 persons) - 223,995 shares, (d) the nominees for director, Michael N. Frumkin - 1,971, Paul S. Althasen - 51,542 shares and Thomas A. McDonnell - 40,367 shares, and (e) all employees, including all current officers who are not executive officers, as a group - 2,776,783 shares. The amounts shown include shares subject to awards that may have been forfeited in whole or in part.

Equity Compensation Plan Information

The number of shares of Common Stock reserved for issuance under the Plan will be 17,400,000 shares, plus any shares underlying awards that expire, are canceled or are terminated under our prior 2002 Stock Incentive Plan.

The following table provides the number of shares outstanding and the number of shares available for future grant under the Plan as of December 31, 2020:

Number of Stock Options Outstanding	4,091,293
Weighted Average Exercise Price	$94.88
Weighted Average Remaining Term (in years)	7.4
Number of Shares Under Full-Value Awards Outstanding
Unvested	485,510
Number of Shares Remaining for Future Grants	492,491

Required Votes and Board Recommendations

     Approval of the amendments to the Plan require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on such matter.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENTS TO THE AMENDED 2006 STOCK INCENTIVE PLAN.
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PROPOSAL 3

RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2021

We are requesting our Stockholders ratify the selection by our Audit Committee of KPMG LLP as Euronet’s independent registered public accounting firm for 2021. KPMG LLP will audit the consolidated financial statements of Euronet and its subsidiaries for 2021, review certain reports we will file with the SEC, audit the effectiveness of our internal control over financial reporting, provide our Board and Stockholders with certain reports, and provide such other services as our Audit Committee and its Chairperson may approve from time to time.

       KPMG LLP served as our independent registered public accounting firm for 2020, and performed professional services for us as described below in the “Audit Matters” section. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions. Although our Audit Committee has selected KPMG LLP, it nonetheless may, in its discretion, terminate KPMG’s engagement and retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interests of Euronet and its Stockholders.

Required Vote and Board Recommendation

Approval of the ratification of KPMG LLP as our independent registered public accounting firm for 2021 requires the affirmative vote of a majority of the shares of Common Stock present online or represented by proxy at the Annual Meeting and voting on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2021.

PROPOSAL 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our Stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in detail below under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed (i) to align the interests of executive management and Stockholders by making individual compensation dependent upon achievement of financial goals and by providing long-term incentives through our equity-based award plans, and (ii) to provide competitive compensation that will help attract, retain and reward highly qualified executives who contribute to our long-term success. The overall compensation program is designed to reward a combination of strong individual performance, strong performance by Euronet in meeting its long-term strategic goals and stock price appreciation.

Our compensation package for executive officers consists of a balance of base salary, certain employee benefits, annual bonuses under our Executive Annual Incentive Plan, performance based equity grants and limited perquisites or other benefits. To serve the best interests of Stockholders, the Compensation Committee follows an executive compensation philosophy that emphasizes performance-based compensation. This philosophy also aligns the economic interests of executive officers and Stockholders by ensuring that nonvested performance-based equity incentive awards represent a substantial portion of an executive officer’s total compensation package. The Compensation Committee periodically reviews our executive compensation practices to ensure they achieve our desired goals. For the year ended 2020, the Company did not meet the performance-based goals established for executives, resulting in zero non-equity incentive compensation paid out for 2020 performance.

At last year’s annual meeting, over 96% of the votes cast on the advisory vote on executive compensation were in favor of the Company’s named executive officer compensation for 2019. We are asking our Stockholders to again indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our Stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our Stockholders to approve, on an advisory basis, the following resolution:

“RESOLVED, that the Company’s Stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. However, our Board of Directors and Compensation Committee value the opinions of our Stockholders and will consider the outcome of the vote when making future executive compensation decisions.

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THE BOARD UNANIMOUSLY RECOMMENDS AN ADVISORY VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Euronet has a long-standing compensation philosophy that emphasizes performance-based compensation to ensure that the interests of all of our executives, including the named executive officers (NEOs), are aligned with our stockholders.  Our program is market-competitive to ensure we attract, retain and reward highly qualified executives who contribute to our success with compensation packages established pursuant to the following principles:

  Market-Competitive - We review and benchmark our compensation opportunities annually to ensure total direct compensation including base salary, an annual cash incentive and target long-term equity incentives are market-competitive.
  Pay for Performance - We emphasize pay for performance with at least 80% of NEO target total direct compensation dependent on the achievement of annual and long-term Company performance goals. For the year ended 2020, the Company did not meet the performance-based goals established for executives, resulting in zero non-equity incentive compensation paid out for 2020 performance.
  Comprehensive Benefit Programs - We offer our employees a competitive benefit plan that supports retirement, health and wellness. NEOs generally have access to the same health and retirement benefits as all of our U.S. employees.
  Stockholder Value Alignment - We align incentive programs with stockholder value creation by using annual and three-to-five year performance measures that drive stockholder value. Incentive goals are directly aligned with our Board-approved long-term strategic plan.

Management's primary operating measures are earnings per share and operating income, each adjusted for currency fluctuations and certain pre-defined, non-cash and non-recurring elements approved by the Compensation Committee, which we refer to as "adjusted EPS" and "adjusted operating income," respectively.

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Financial Performance

In 2020, the Company was negatively impacted by the government-imposed border closures as a result of the COVID-19 pandemic. Our 2020 financial performance was as follows:

Top and Bottom Line Results
(10%)	(68%)	(60%)
Revenue Decrease	Adjusted Operating Income Decrease	Adjusted EPS Decrease
10% decrease on a constant currency basis[1]	69% decrease on a constant currency basis[1]	59% decrease on a constant currency basis[1]

Stockholder Value Creation
Total Stockholder Return
$239.8 million	Year-end 2020
Capital Returned to Stockholders	1-YEAR (8%)	3-YEAR 72%	5-YEAR 100%
(through Share Repurchases)

________

1Adjusted operating income, adjusted EPS, revenue on a constant currency basis, adjusted operating income on a constant currency basis and adjusted EPS on a constant currency basis are non-GAAP financial measures that exclude certain items.  Please refer to Appendix A to this Proxy Statement for a reconciliation of these measures relative to the reported GAAP financial measures.  To evaluate performance in a manner consistent with how management evaluates our operational results and trends, the Compensation Committee uses certain non-GAAP performance metrics for both annual incentive and long-term awards.  Constant currency financial measures assume foreign currency exchange rates did not change from the prior period, which enables consistent year-over-year financial comparisons and ensures incentive payouts are not artificially inflated or impaired by local country currency fluctuations that are outside the control of management.

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The graph below compares the total cumulative return on our Common Stock from December 31, 2015, through December 31, 2020, with the Total Returns Index for U.S. companies traded on the NASDAQ Global Select Market and the Total Returns Index for U.S. Nasdaq Financial Stocks.

Note: Index Data: Calculated (or Derived) based from CRSP NASDAQ Stock Market (US Companies) and CRSP NASDAQ Financial Index, Center for Research in Security Prices (CRSP®), Graduate School of Business, The University of Chicago.  Copyright 2021.  Used with Permission.  All rights reserved.

EXECUTIVE COMPENSATION PROGRAM OBJECTIVES AND STRATEGY

Our Industry Environment

The payments industry is changing rapidly and requires companies to be transparent, compliant and competitively priced as well as develop and maintain leading-edge, flexible technology in order to provide consumers with access to their funds in the way they demand it.

  Banks are closing branches, resulting in cash deserts across certain areas in Europe
  Consumers want choice on how to interact with their funds while participating in the global economy
  Data security, data privacy and compliance are fundamentally important to company success

Our Compensation Program Must Reflect the Industry Within Which We Operate, Be Market Competitive and Pay For Performance

We strive to balance the need for market-competitive pay within a framework that provides the appropriate mix of fixed and variable, at-risk compensation to attract, retain and motivate talent and align executive and stockholder interests within our pay-for-performance objectives.

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Our program must:

  Support our efforts to attract and retain highly qualified business minds to contribute to our long-term success
  Align the interests of our executives with the interests of our stockholders by making individual compensation dependent upon achievement of financial goals and providing long-term incentives through our equity-based award plans
  Reward our executives based on the achievement of sustained financial and operating performance and demonstrated leadership

PARTICIPANTS IN EXECUTIVE COMPENSATION DESIGN AND DECISION-MAKING PROCESS

Compensation Committee

The Compensation Committee is currently comprised of six independent Directors who each hold a significant amount of Company stock (stock value at December 31, 2020 of Compensation Committee members ranges from six to 45 times the annual retainer) and together they administer our executive compensation programs.  The Compensation Committee is responsible for recommending policies to the Board that govern both annual cash compensation and equity incentive programs. The Compensation Committee has the authority to retain independent outside consultants or advisors as it deems necessary to provide desired expertise and counsel.

Compensation Consultant

The Compensation Committee retained FW Cook as independent compensation consultant for 2020 to advise the Compensation Committee on all matters related to executive officer compensation.  FW Cook provided advice regarding current and emerging practices with regard to executive compensation. Representatives from FW Cook attended meetings, as requested by the Committee, including the December 2020 meeting, when the Committee approved grants of stock incentive awards and determined executive compensation and established performance targets for 2021. FW Cook provided other services to the Compensation Committee or the Company as outlined on pages 17 and 18.  FW Cook did not provide any other services to the Compensation Committee or the Company outside of its capacity as executive compensation consultant.

The Compensation Committee assessed the independence of FW Cook pursuant to Nasdaq's rules and concluded that no conflict of interest exists that would prevent FW Cook from independently advising the Committee.

Chief Executive Officer and Chief Financial Officer

The Compensation Committee considers input from our Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") regarding the responsibilities and accomplishments of individual executive officers, information as to potential achievability of incentive goals and levels of various compensation elements necessary to provide incentives for and to retain executive management.  Our CEO makes recommendations to the Compensation Committee on each of the other executive officer's compensation.  Executive officers are not involved in proposing or seeking approval for their own compensation.  For the CEO's review, the independent Directors meet in an executive session to assess the CEO's performance and determine appropriate compensation levels and performance goals.

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Corporate Governance

The Compensation Committee has incorporated the following governance features into our programs:

What We Do	What We Do Not Do

>Align pay and stockholder performance

>Rigorous stock ownership requirements and holding periods of shares for the CEO and Board

>Targets for performance metrics aligned to stockholder interests

>Forfeiture policy providing forfeiture of equity awards when a NEO terminates employment for any reason other than retirement, disability, death or termination under specific circumstances related to change of control

>Responsible use of shares under our long-term incentive program

>Prohibit pledging and hedging

>Engage an independent compensation consultant

>Limited perquisites

>Conduct annual compensation risk assessments

x Pay dividends or dividend equivalents on unearned, unvested or unexercised equity compensation

x Pay excessive severance benefits

x Backdate or reprice stock option awards

x Award immediately vested options or RSUs to any employee

x Make multi-year compensation guarantees

x Grant stock options with an exercise price less than fair market value

x Provide excise tax gross-ups on new or amended agreements since February 2011

How We Establish Executive Compensation Levels

In determining the annual compensation of each executive officer, including the Chief Executive Officer, the Compensation Committee considers Euronet’s financial performance both on an absolute basis and relative to comparable companies. In addition, it assesses individual performance against quantitative and qualitative objectives. Factors considered by the Compensation Committee in assessing individual performance include, but are not limited to:

  Financial Results — Company and business sector financial results for the most recent relevant period, on an absolute basis and relative to comparable companies with respect to certain financial parameters, including revenue growth, operating income growth, growth in per share earnings and return on equity;
  Strategic Growth and Execution — strategic planning and implementation, business growth, acquisitions, technology and innovation;
  Leadership and Effectiveness — management development and personal leadership; and
  Governance and Controls — corporate reputation and brand, risk management, the strength of the internal control environment and contribution to a culture of ethics and compliance.

The Compensation Committee considers all factors collectively in determining executive officers’ annual compensation. The weight given to a particular factor may vary from year to year depending on the goals and objectives of the organization, thus enabling the Compensation Committee to align annual financial objectives with strategic leadership initiatives.

The Compensation Committee believes that it establishes challenging performance goals for executive management incentive plans. Performance goals primarily focus on adjusted EPS growth which the Compensation Committee believes provides a meaningful incentive for the executives and is strongly correlated with improved stockholder returns.

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Peer Group

The Compensation Committee believes that it is essential for our continued success that overall compensation policies allow us to be competitive in attracting and retaining executive talent. However, the Committee does not establish compensation targets solely based on peer group compensation amounts, because it believes that individual and company performance should be the primary determinants of annual compensation.

The Company's peer group (the "Peer Group") listed below and FW Cook's executive compensation market analysis were used to inform the Compensation Committee's decisions on target pay opportunities for our executives for 2020. The Compensation Committee believes the group of companies have similar financial characteristics as Euronet and operate in similar industries.

Members of the current Peer Group were included because they met all of the following criteria:

  the company was in the same or similar industry as Euronet, including Data Processing and Outsourced Application Software and Internet Software and Services,
  the company was reasonably comparable in revenue and market capitalization size to Euronet, the company was headquartered in the United States and publicly traded on a major stock exchange, and the company had a similar operating structure as Euronet, such as offering similar services and/or having significant foreign sales.

The companies comprising the Peer Group to determine target pay opportunities for our executives for 2020, all of which had revenues between $475 million and $5.3 billion and market capitalization between $125 million and $54.2 billion, were:

• Jack Henry & Associates, Inc.	• EVERTEC, Inc.
• FactSet Research Systems, Inc.	• ACI Worldwide, Inc.
• Global Payments, Inc.	• Fair Issac Corp
• Broadridge Financial Solutions, Inc.	• Cardtronics, Inc.
• Cboe Global Markets, Inc.	• MoneyGram International, Inc.
• Envestnet, Inc.	• TTEC Holdings, Inc.
• WEX, Inc.	• Green Dot Corporation
• SS&C Technologies Holdings, Inc.	• Square, Inc.
• The Western Union Company	• FleetCor Technologies, Inc.

Euronet's revenues and market capitalization ranked at the following percentile as compared to the Peer Group:

	Percentile Rank(1)
	Revenues	Market Capitalization
Euronet Worldwide, Inc.	71%	41%

(1) Based on fiscal 2019 revenues as reported in SEC filings. Market capitalization is based on closing share prices and number of shares reported as outstanding in SEC filings as of December 31, 2019.

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      The Compensation Committee evaluates whether the compensation opportunities for executives are appropriate and competitive by comparing each named executive officer’s target total compensation opportunity, which represents the sum of the executive’s base salary and target award amounts under the Executive Annual Incentive Plan and Stock Incentive Plan, to the total compensation opportunities for executives in comparable positions at peer companies. The Compensation Committee references the 50th percentile of the Peer Group when making this comparison, although a named executive officer’s total compensation opportunity may be higher or lower depending upon the executive’s tenure, overall level of responsibility and performance. The Compensation Committee believes that the 50th percentile is an appropriate market reference point for total compensation opportunity because of Euronet's size relative to the Peer Group.

In December 2019, the Compensation Committee compared target total direct compensation opportunities for our named executive officers with the median statistics for target total direct compensation among similarly situated executives within the relevant peer data. Base salaries for our executive officers were comparable to the median of our peers as was cash compensation, which included target annual non-equity incentive compensation. Target long-term incentive grant values were below the median. The resulting target total direct compensation of our executive officers was below median for several executives. Most of our long-term equity incentive compensation is subject to performance-based vesting criteria and our executive officers will fully earn this compensation only if the performance-based vesting criteria are satisfied and our share price appreciates significantly from the date of grant. The Compensation Committee believes this structure is appropriate for our executive officers as it emphasizes performance-based stock compensation, consistent with our compensation philosophy and directly aligned with stockholders.

Elements of Compensation

Key elements of our Named Executive Officer compensation programs are as follows:

Element	Purpose	Characteristics
Base Salaries	Compensates executives for their level of responsibility and individual performance. Also helps attract and retain strong talent.	Fixed component; evaluated annually
Annual Non-Equity Incentives	Promotes achieving our annual corporate and business division goals.	Performance-based cash opportunity; amount varies based on company performance.
Stock Incentives	Promotes (a) achieving our long-term corporate financial goals and (b) stockholder value creation.

Performance-based equity opportunity in the form of stock options and performance RSUs; amounts earned/realized will vary from the targeted grant-date fair value based on actual financial and stock price performance.

Each element of compensation is described below, including a discussion of the specific actions taken by the Compensation Committee for 2020 concerning the CEO and other executive officers.

Base Salaries for Named Executive Officers

In determining salary adjustments for the Named Executive Officers, the Compensation Committee considered each executive officer's individual performance and targeted base salary levels within a +/- 15% range around the median base salary paid for executives with similar responsibilities within the Peer Group and survey data. Adjustments are not made each year. The Compensation Committee made adjustments from the 2019 salaries for Nikos Fountas, Kevin Caponecchi, and Juan Bianchi effective January 1, 2020. The increase was made to reward the contributions of these NEOs to the growth of Euronet and to maintain market competitiveness of their respective total compensation opportunity.

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The table below shows the changes in salaries for the named executive officers:

Name	FY2019 Salary (000s)	FY2020 Salary (000s)	Merit % Increase
Michael J. Brown	$850	$850	—%
Rick L. Weller	$500	$500	—%
Nikos Fountas	€385	€405	5%
Kevin J. Caponecchi	$365	$450	23%
Juan C. Bianchi	$400	$450	13%

Annual Non-Equity Incentive Compensation

Certain members of senior and executive management, including the Named Executive Officers participate in our stockholder approved Executive Annual Incentive Plan through which they are eligible to earn non-equity (cash) incentive awards. In determining annual non-equity incentive compensation, the Compensation Committee considers the overall performance of Euronet and the individual performance of each executive officer. In measuring individual performance, the Compensation Committee measures the level of responsibility of an executive officer against his base salary and other elements of compensation to determine whether overall compensation is sufficient to retain and motivate highly qualified individuals.

Non-equity incentive compensation to executive officers applies Company-wide performance criteria that executives directly influence, to ensure a link between annual performance and actual incentive payments. In December 2019, the Compensation Committee established 2020 incentive targets for Messrs. Brown, Weller, Fountas, Caponecchi and Bianchi based on predetermined adjusted EPS targets on a constant currency basis.

For 2020, adjusted EPS on a constant currency basis of $7.10, $7.45 or $7.80 would result in a payout as a percentage of base salary of 75%, 150% or 300%, respectively, for Mr. Brown, 62.5%, 125% or 250%, respectively, for Mr. Weller and 50%, 100% or 200%, respectively, for each of Messrs. Fountas, Caponecchi and Bianchi. The threshold, target and maximum adjusted EPS objectives for 2020 represent a 1%, 6% and 11% increase, respectively, over adjusted EPS of $7.01 for 2019. For 2020, the Company achieved adjusted EPS of $2.82 ($2.89 on a constant currency basis), which resulted in no annual incentive compensation being paid to the Named Executive Officers.

Name	2019 Annual Incentive Plan Payout	2020 Annual Incentive Plan Payout	% Increase / (Decrease)
Michael J. Brown	$2,550	$—	(100)%
Rick L. Weller	$900	$—	(100)%
Nikos Fountas	€578	€—	(100)%
Kevin J. Caponecchi	$548	$—	(100)%
Juan C. Bianchi	$600	$—	(100)%
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Stock Incentive Programs

Our stock incentive plans are designed to promote an alignment of long-term interests between our employees and our Stockholders and to assist in the retention and motivation of employees. The Compensation Committee can grant to key employees of Euronet and its subsidiaries a variety of stock incentives, including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, performance awards and other stock-based incentives. Grants are usually approved by the Compensation Committee for recommendation to the Board during regularly scheduled committee meetings, of which there are typically four per year occurring at regular intervals. The Compensation Committee intends that performance-based stock incentives serve as a significant portion of our executive officers’ total compensation package. Stock incentives offer the executive officers significant long-term incentives to increase their efforts on behalf of Euronet and its subsidiaries, to focus managerial efforts on enhancing stockholder value and to align the interests of the executive officers with the Stockholders. Grants of stock incentives are designed to be competitive with the companies in the Peer Group for the level of job the executive officer holds and to motivate the executive officer to contribute to an increase in our stock price over time.

Under the terms of the Stock Incentive Plan, last approved by the Stockholders in May 2013, the exercise price of all option awards made to our Named Executive Officers or any of our other employees is fixed at the closing trading price on the date of grant. We do not have a program, plan or practice of awarding options and setting the exercise price based on the stock’s price on a date other than the grant date, and we do not have a practice of determining the exercise price of option grants by using average prices (or lowest prices) of our common stock in a period preceding or following the grant date.

Long-Term Equity Incentive Awards

In November and December 2020, the Compensation Committee, together in consultation with its compensation consultants, completed the award of equity incentive compensation grants to selected managers and key contributors to the success of the Company’s achievements, including the CEO and other NEOs. To further the long-term growth and success of Euronet, the Committee proposed and the Board approved the granting of awards to incentivize the leadership team to remain committed to Euronet's market opportunities in the rapidly changing Fintech market. In that regard, the grants included a combination of stock options and performance vesting restricted stock.  The RSUs vest at the end of 12 months subject to service conditions and the stock options vest based on service and performance conditions over three to four years. Aside from the year 2020, which was significantly impacted by the COVID-19 pandemic related travel restrictions imposed across the globe, the leadership team of Euronet has been successful at growing the business at a compound annual growth rate of 22% over the last five years. Moreover, in early 2020 when worldwide travel restrictions were imposed, Euronet management implemented significant cost savings and cash conservation initiatives, while at the same time retaining its global workforce, to limit the anticipated operating losses and use of cash for the year. Through these actions, the Company was able to produce positive operating results and grow its cash balance. The Committee believes that these awards will provide continued motivation to the leadership team to remain with the Company and capitalize on the very substantial opportunities in the payments industry to continue to grow stockholder value.

As described above, the Compensation Committee reviewed Euronet’s performance in recent years in relation to the executives' incentive targets to confirm that the performance measures the Compensation Committee previously set for performance-based incentive stock awards were sufficiently rigorous and demanding. After this review, the Compensation Committee determined that the targets and the associated level of compensation awarded to the executive officers have generally been appropriate.

We reported and included the grant date fair value of each year’s award as compensation in the summary compensation tables. These historical awards, while reported as compensation, are theoretical valuations assuming stock appreciation and anticipated achievement of the established performance goals as of the date of the grant. The value realized will depend on three important factors — a three to five year vesting period for equity awards, achievement of the predetermined performance goals and stock price appreciation. Therefore, actual compensation will differ from theoretical compensation based upon actual stock price and operating performance.

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Compensation Mix

The Compensation Committee concluded that for 2020 executive compensation reflected an appropriate mix of base salary, incentive bonuses, service-based equity compensation and performance-based equity compensation that provides sufficient retentive and motivational value to align the interests of executives with our Stockholders.

Benefits

Our employees in the United States are entitled to receive medical, dental, vision, life and short-term and long-term disability insurance benefits and may participate in our 401(k) plan. For 401(k) participants, we match 50% of participant deferrals on the first six percent or four percent of a participant’s deferrals, depending on which subsidiary’s plan the employee participates. Generally, employees outside the United States are covered by social benefit programs of their respective countries. Our executive officers generally participate in these benefit plans on the same basis as our other employees.

All of our employees are entitled to participate in the Employee Stock Purchase Plan ("ESPP"), which was adopted in 2001. This plan, which has been established in accordance with certain federal income tax rules set forth in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), permits employees to purchase stock from us at a price that is equal to 85% of the lower of the trading price on the opening or closing of certain three-month “offering periods.”

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Retirement Plans

We do not sponsor a defined benefit pension plan or any other deferred compensation plans for executives or any of our other employees.

Perquisites and Other Benefits

Perquisites and other benefits have been a very small part of our executive compensation program. The aggregate incremental cost to the Company of providing perquisites and other benefits to our CEO and the other NEOs as a group in 2020 was $10,242 and $323,177, respectively, and is included in the “All Other Compensation” column of the Summary Compensation Table on page 46. As a part of Mr. Fountas' relocation to London, UK in 2018, the Compensation Committee approved the reimbursement of personal costs for housing and school tuition. The Compensation Committee believes this reimbursement is appropriate to locate Mr. Fountas in a significant European financial center near companies important to the growth plans of Euronet and to better facilitate international travel necessary for his duties. Considered both individually and in the aggregate, the Compensation Committee believes that the perquisites and other benefits we offer to our Named Executive Officers are reasonable and appropriate.

Change of Control Policy

Euronet has a change in control provision in our Stock Incentive Plan that applies to all plan participants, including our NEOs. The change in control provisions were adopted to mitigate the concern that, in the event the Company is considering a change in control transaction, the employees involved in considering the transaction will be motivated to act in their own interests rather than the interests of the Stockholders.  Employees may not be in a position to influence the Company’s performance after a change in control and may not be in a position to earn their incentive awards or vest in their equity awards. Thus, the provisions are designed to make any transaction neutral to the employees’ economic interests. For a more detailed discussion of change in control arrangements with our NEOs, see the "Employment Agreements" discussion below.

Employee and Director Stock Ownership and Hedging Policy

Euronet also encourages broad-based employee stock ownership through various Stockholder approved stock compensation plans. More than 350 employees have received awards in a combination of stock options and restricted stock. This means that, like other Stockholders, employees broadly participate in both the upside opportunity and the downside risk of our performance. Key components of the Stock Ownership and Hedging Policy include:

  The allocation of stock bonus awards for Directors, NEOs and higher paid employees is progressive so that as an employee's total compensation increases, an increasing percentage of total compensation is paid in performance based restricted stock and/or stock options to better align leadership with stockholders.
  Euronet has established an insider trading policy which applies to all directors, officers, employees, contractors, consultants and advisers of the Company, which are collectively referred to as “covered persons.” All covered persons are prohibited from trading in puts, calls or similar options on our stock or selling our stock “short.”  In addition, covered persons may not purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of our securities.
  Any Award granted to the Chief Executive Officer will contain a requirement that any Shares issued upon the vesting of the Award will be held for a minimum of one (1) year subsequent to the date of vesting, unless the Chief Executive Officer retires or is terminated prior to such time.
  Euronet’s insider trading policy prohibits directors, executive officers, employees that report directly to an executive officer and certain other designated employees from holding Euronet securities in a margin account or pledging Euronet securities as collateral for a loan.
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    Exceptions to this restriction on pledging may be granted by the General Counsel under limited circumstances when the pledgor demonstrates the financial capacity to repay a loan without resorting to the pledged securities. As of December 31, 2020, no NEOs had shares pledged.
  The Compensation Committee has adopted stock ownership guidelines for the Chief Executive Officer and the non-executive Directors after a compliance period of five years. The requirements for each party and their current stock ownership position are as follows based on the stock price at December 31, 2020:

Director	Required Stock Ownership	Current Stock Ownership Position
Michael J. Brown	5 times base salary	309 times base salary
Paul S. Althasen	4 times annual retainer	33 times annual retainer
Thomas A. McDonnell	4 times annual retainer	45 times annual retainer
Dr. Andrej Olechowski	4 times annual retainer	6 times annual retainer
Michael N. Frumkin (1)	Not applicable	1 times annual retainer
Andrew B. Schmitt	4 times annual retainer	40 times annual retainer
M. Jeannine Strandjord	4 times annual retainer	27 times annual retainer
Mark R. Callegari	4 times annual retainer	11 times annual retainer

(1) Mr. Frumkin was appointed to the Board of Directors on June 9, 2020 and therefore is within the five year compliance period.

  While the stock ownership guidelines do not apply to the other NEOs, all of the other NEOs currently have stock ownership levels well in excess of generally established guidelines: Messrs Weller, Caponecchi, Fountas and Bianchi hold shares, (stock owned, stock issuable pursuant to options exercisable within 60 days of March 22, 2021 and beneficially owned stock at risk) valued at approximately 103, 46, 36 and 7 times their annual salaries, respectively.

Compensation Risk Assessment

Compensation policies and practices are designed to discourage inappropriate risk taking including:

  Stock ownership requirements for our CEO and Board of Directors.
  Incentive plans more heavily weighted toward long-term performance to reduce the incentive to impair the prospects for long-term performance in favor of maximizing performance in one year.
  Short-term and long-term incentive performance targets are established prior to the beginning of each performance period and are not subject to change.
  The Compensation Committee annually reviews fixed versus variable pay mix, incentive plan metrics, and payout formulas as well as governance and compliance mechanisms such as approval authorities.  The review completed in December 2019 found that no compensation programs, policies or practices were likely to have a material adverse impact on Euronet.

Sale and Transfer of Awards

All stock option, restricted stock unit and performance-based restricted stock awards are granted under plans that specifically prohibit the sale, assignment and transfer of awards with limited exceptions such as the death of the award recipient.  In addition, the Compensation Committee may allow an award holder to assign or transfer an award.

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Adjustments to Compensation Plan

We currently have no formal policy on recapturing salary or incentive awards (equity or cash) granted to a Named Executive Officer in the event that we are required to restate our financial statements (whether arising from conduct or actions of the Named Executive Officer, or otherwise). There is currently no procedure to recover (“claw back”) an element of compensation that has been paid and becomes final. The Compensation Committee believes that, despite the lack of a formal claw back policy, we have other policies and procedures in place that would deter and discourage Named Executives Officers from engaging in conduct or actions that may cause us to restate our financial statements. These include: (i) the forfeiture of outstanding equity awards upon termination for cause; (ii) the Compensation Committee's discretion over the value of equity award grants that are made annually; and (iii) the vesting of performance-based awards granted to our Named Executive Officers generally occurs over a three to five year period. However, we intend to adopt such a policy after the SEC adopts final rules related to compensation claw backs pursuant to the Dodd-Frank Act.

Tax Treatment

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per officer in any year. The exemption from the deduction limit under Section 162(m) for “performance-based compensation” has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our “covered employees” in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. The Compensation Committee will continue to monitor the applicability of Section 162(m) of the Code to its ongoing compensation arrangements. Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing the “performance-based compensation” exemption from the deduction limit, no assurance can be given that any compensation that may have been (or if granted under a binding written contract in place as of November 2, 2017 may be) intended to satisfy the requirements for exemption from Section 162(m), in fact will be exempt. In determining the form and amount of compensation for our NEOs, the Compensation Committee may continue to consider all elements of the cost of such compensation, including the potential impact of Section 162(m). While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee may also look at other factors in making its decisions, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.

Recent Advisory Vote on Executive Compensation

The Company conducts an advisory vote on executive compensation every year at its annual meeting. While the vote is not binding on the Company, the Board or the Compensation Committee, the Compensation Committee believes that an annual advisory vote on executive compensation offers Stockholders the opportunity to express their views regarding the Company’s compensation program and the Compensation Committee’s decisions on executive compensation. The Board and the Compensation Committee value the opinions of Stockholders and the Compensation Committee will consider Stockholders’ concerns and evaluate whether any actions are necessary to address those concerns.

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At last year’s annual meeting, over 96% of the votes cast on the advisory vote on executive compensation were in favor of the Company’s NEO compensation as disclosed in the proxy statement. The Board and Compensation Committee believe this affirms that our Stockholders generally support the Company's approach to executive compensation. Accordingly, the Compensation Committee has taken no specific actions to modify our executive compensation program as a direct result of these non-binding, advisory votes but, rather, has continued to oversee the program in accordance with its best judgment and stated governing principles.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee has reviewed the Compensation Discussion and Analysis presented above with management, and, based on that review, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

Andrew B. Schmitt, Chair

Thomas A. McDonnell

M. Jeannine Strandjord

Dr. Andrzej Olechowski

Mark R. Callegari

Paul S. Althasen

     The Compensation Committee report and the “Compensation Discussion and Analysis” is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

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COMPENSATION TABLES

Summary Compensation Table

The following table sets forth certain information regarding the compensation awarded or paid to our Chief Executive Officer, our Chief Financial Officer and the three other most highly compensated of our executive officers (the “Named Executive Officers”) for the year ended December 31, 2020 for the periods indicated:

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Compensation	All Other Compensation		Total
Michael J. Brown	2020	$850,000	—	$1,303,424	$8,370,000	$—	$10,242	(4)	$10,533,666
Chairman, Chief Executive Officer and President	2019	850,000	—	2,500,107	2,500,000	2,550,000	15,666		8,415,773
	2018	850,000	—	1,500,006	1,499,997	2,550,000	55,195		6,455,198
Rick L. Weller	2020	500,000	—	401,421	5,380,000	—	10,242	(4)	6,291,663
Executive Vice President and Chief Financial Officer	2019	500,000	—	3,664,145	3,664,196	900,000	10,260		8,738,601
	2018	425,000	—	1,149,941	1,149,994	765,000	10,195		3,500,130
Nikos Fountas (5)	2020	462,186	—	321,078	5,380,000	—	258,682	(3)	6,421,946
Executive Vice President and Chief Executive Officer, EFT Europe, Middle East and Africa Division	2019	421,410	—	3,114,137	3,114,199	632,115	269,539		7,551,400
	2018	452,849	—	500,076	499,999	664,256	138,100		2,255,280
Kevin J. Caponecchi	2020	450,000	—	321,078	5,380,000	—	11,175	(4)	6,162,253
Executive Vice President and Chief Executive Officer, epay, Software and EFT Asia Pacific Division	2019	365,000	—	3,114,137	3,114,199	547,500	11,193		7,152,029
	2018	365,000	—	500,076	499,999	547,500	11,063		1,923,638
Juan C. Bianchi	2020	450,000	—	321,078	5,380,000	—	43,078	(3)	6,194,156
Executive Vice President and Chief Executive Officer, Money Transfer Segment	2019	400,000	—	3,114,137	3,114,199	600,000	44,223		7,272,559
	2018	400,000	—	500,076	499,999	600,000	43,468		2,043,543

  Compensation for restricted stock is computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation. Assumptions used in calculating the aggregate grant date fair value in accordance with ASC Topic 718 are set out in Note 16 to our audited consolidated financial statements contained in the Form 10-K for the fiscal year ended December 31, 2020. Restricted stock awards for each fiscal year include awards subject to performance conditions that were valued based on the assumption the highest level of the performance targets would be achieved.
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  Compensation for stock options is computed in accordance with the provisions of ASC Topic 718. Amounts represent the grant date fair value determined using the Black-Scholes-Merton model or a Monte Carlo simulation. The grant date fair values are only theoretical values and may not accurately determine present value. The actual value, if any, to be realized from an option will depend on the excess of the market value of the Common Stock over the exercise price on the date the option is exercised. Assumptions used in calculating the aggregate grant date fair value in accordance with ASC Topic 718 are set out in Note 16 to our audited consolidated financial statements contained in the Form 10-K for the fiscal year ended December 31, 2020.

  The following table sets forth the incremental costs to the Company of each perquisite or other benefits that are required to be quantified by SEC rules:
Named Executive Officer	Company-Paid Vehicle	Euronet 401(K) Plan Matching Contribution	Health and Group Life Insurance		Home Rent	Tuition	Pension Contribution	Total
Nikos Fountas	$—	$—	$5,500		$169,422	$41,404	$42,356	$258,682
Juan C. Bianchi	7,200	8,550	27,328	(a)	—	—	—	43,078

(a) Mr. Bianchi is Executive Vice President - Chief Executive Officer, Money Transfer Segment, which is headquartered in California, and as such, he participates in a health insurance plan that is not generally available to all salaried employees.

         4. Other compensation for Messrs. Brown, Weller and Caponecchi is comprised of matching contributions under the Euronet 401(k) Plan and group life insurance premiums.

        5. Mr. Fountas was paid in British pounds during 2020 and the U.S. dollar amounts disclosed for salary, non-equity incentive compensation and other compensation were converted using the average foreign currency exchange rate of $1.2835 per pound for the period over which the amounts were paid. Restricted stock and option awards are valued in U.S. dollars; therefore, no foreign currency conversion occurs.

Grants of Plan-Based Awards for 2020

The following table summarizes estimated possible payouts under non-equity incentive plan awards made to Named Executive Officers during the fiscal year ended December 31, 2020. See "Compensation Discussion and Analysis - Elements of Compensation - Annual Non-Equity Incentive Compensation" on page 39 for a description of the performance criteria for these awards.

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Name	Threshold ($)	Target ($)	Maximum ($)
Michael J. Brown	$637,500	$1,275,000	$2,550,000
Rick L. Weller	312,500	625,000	1,250,000
Nikos Fountas	231,093	462,186	924,372
Kevin J. Caponecchi	225,000	450,000	900,000
Juan C. Bianchi	225,000	450,000	900,000

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     The following table summarizes estimated future payouts under equity incentive plan awards made to Named Executive Officers during the fiscal year ended December 31, 2020.

			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date		Threshold (#)	Target or Estimate (#)	Maximum (#)
Michael J. Brown	12/8/2020	(1)		9,784				$	$1,303,424
	12/8/2020	(2)		75,000				133.22	4,185,000
	12/8/2020	(3)		75,000				133.22	4,185,000
Rick L. Weller	11/5/2020	(1)		4,077					401,421
	11/5/2020	(4)		200,000				98.46	5,380,000
Nikos Fountas	11/5/2020	(1)		3,261					321,078
	11/5/2020	(4)		200,000				98.46	5,380,000
Kevin J. Caponecchi	11/5/2020	(1)		3,261					321,078
	11/5/2020	(4)		200,000				98.46	5,380,000
Juan C. Bianchi	11/5/2020	(1)		3,261					321,078
	11/5/2020	(4)		200,000				98.46	5,380,000

  Restricted stock award that vests one year from the grant date, contingent upon the Named Executive Officer’s continued employment on the vesting date.
  Stock option award with 25,000 of the options vesting upon the filing of the Company’s Annual Form 10-K for the year 2021 subject to the Company producing at least $60 million adjusted operating income, 25,000 of the options vesting upon the filing of the Company’s Annual Form 10-K for the year 2022 subject to the Company producing at least $60 million adjusted operating income for the year 2022 or 50,000 of the options, less any options vested in the prior year related to this award, vesting upon the filing of the Company’s Annual Form 10-K for the year 2022 subject to the Company producing at least $120 million cumulative adjusted operating income for the two years ended 2022 and 25,000 of the options vesting upon the filing of the Company’s Annual Form 10-K for the year 2023 subject to the Company producing at least $60 million adjusted operating income for the year 2023 or 75,000 of the options, less any options vested in the prior two years related to this award, vesting upon the filing of the Company’s Annual Form 10-K for the year 2023 subject to the Company producing at least $180 million cumulative adjusted operating income for the three years ended 2023.
  Stock option award with 37,500 of the options vesting upon the filing of the Company’s Annual Form 10-K for the year 2022 subject to the Company producing at least $3.50 adjusted Earnings Per Share (EPS) for either the year 2021 or 2022 and 37,500 of the options vesting upon the filing of the Company’s Annual Form 10-K for the year 2023 subject to the Company producing at least $3.50 adjusted EPS for the year ended 2023 less any amounts vested in the prior year related to this award or 75,000 of the options vesting upon the filing of the Company’s Annual Form 10-K for the year 2023 subject to the Company producing at least $4.00 adjusted EPS for any of the three years ended 2023 less any amounts vested in the prior year related to this award.
  Stock option award that vests up to 33% in February 2023 upon the achievement of a 15% increase in the share price for a 30 day period within two years of the grant date and a 10% increase in Adjusted EPS per year, and the remaining award will vest in February 2024 upon the achievement of 10% growth in Adjusted EPS per year. Adjusted EPS targets are $2.34 for 2021, $2.58 for 2022 (or a cumulative $4.92), and $2.84 for 2023 (or a cumulative $7.76).

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Outstanding Equity Awards at Fiscal Year-End for 2020

The following table sets forth equity awards outstanding for the Named Executive Officers as of December 31, 2020.

		Option Awards							Restricted Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael J. Brown	12/14/2011	146,279					$16.39	12/14/2021
	12/11/2012	101,844					23.63	12/11/2022
	12/10/2013	67,824					45.93	12/10/2023
	12/10/2014	67,122					56.24	12/10/2024
	12/10/2015	61,277					74.72	12/10/2025	1,606	(2)	$232,742
	12/13/2016	47,422	11,855	(3)			73.72	12/13/2026	1,627	(4)	235,785	1,628	(4)	$235,930
	12/12/2017	31,478	20,986	(5)			91.99	12/12/2027	1,305	(6)	189,121	2,608	(6)	377,951
	12/12/2018	16,148	24,223	(7)			111.45	12/12/2028	1,077	(8)	156,079	3,230	(8)	468,091
	12/12/2018											2,019	(9)	292,593
	12/10/2019	15,416	46,248	(10)			154.28	12/10/2029	1,621	(11)	234,915	4,861	(11)	704,456
	12/10/2019											9,723	(12)	1,409,057
	12/8/2020				75,000	(1)	133.22	12/8/2030				9,784	(1)	1,417,897
	12/8/2020				75,000	(1)	133.22	12/8/2030

Rick L. Weller	12/14/2011	73,139					16.39	12/14/2021
	12/11/2012	50,922					23.63	12/11/2022
	12/10/2013	27,130					45.93	12/10/2023
	12/10/2014	26,849					56.24	12/10/2024
	12/10/2015	25,532					74.72	12/10/2025	669	(2)	96,951
	12/13/2016	19,760	4,939	(3)			73.72	12/13/2026	678	(4)	98,256	679	(4)	98,401
	12/12/2017	13,116	8,744	(5)			91.99	12/12/2027	544	(6)	78,836	1,086	(6)	157,383
	12/12/2018	12,380	18,571	(7)			111.45	12/12/2028	825	(8)	119,559	2,477	(8)	358,967
	12/12/2018											1,548	(9)	224,336
	4/4/2019				27,239	(13)	141.03	4/4/2029				8,863	(14)	1,284,426
	4/4/2019				13,972	(15)	141.03	4/4/2029				4,547	(16)	658,951
	12/10/2019	7,091	21,274	(10)			154.28	12/10/2029	746	(11)	108,110	2,236	(11)	324,041
	12/10/2019											4,472	(12)	648,082
	11/5/2020				200,000	(1)	98.46	11/5/2030				4,077	(1)	590,839
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		Option Awards							Restricted Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Nikos Fountas	12/10/2013	18,991					45.93	12/10/2023
	12/10/2014	21,479					56.24	12/10/2024
	12/10/2015	16,341					74.72	12/10/2025	428	(2)	62,026
	12/13/2016	15,808	3,951	(3)			73.72	12/13/2026	542	(4)	78,547	543	(4)	78,692
	12/12/2017	10,493	6,995	(5)			91.99	12/12/2027	435	(6)	63,040	869	(6)	125,935
	12/12/2018	5,383	8,074	(7)			111.45	12/12/2028	359	(8)	52,026	1,077	(8)	156,079
	12/12/2018											673	(9)	97,531
	4/4/2019				27,239		141.03	4/4/2029				8,863	(14)	1,284,426
	4/4/2019				13,972		141.03	4/4/2029				4,547	(16)	658,951
	12/10/2019	3,700	11,099	(10)			154.28	12/10/2029	389	(11)	56,374	1,167	(11)	169,122
	12/10/2019											2,333	(12)	338,098
	11/5/2020				200,000	(1)	98.46	11/5/2030				3,261	(1)	472,584

Kevin J. Caponecchi	12/10/2014	11,849					56.24	12/10/2024
	12/10/2015	20,426					74.72	12/10/2025	535	(2)	77,532
	12/13/2016	15,808	3,951	(3)			73.72	12/13/2026	542	(4)	78,547	543	(4)	78,692
	12/12/2017	10,493	6,995	(5)			91.99	12/12/2027	435	(6)	63,040	869	(6)	125,935
	12/12/2018	5,383	8,074	(7)			111.45	12/12/2028	359	(8)	52,026	1,077	(8)	156,079
	12/12/2018											673	(9)	97,531
	4/4/2019				27,239	(13)	141.03	4/4/2029				8,863	(14)	1,284,426
	4/4/2019				13,972	(15)	141.03	4/4/2029				4,547	(16)	658,951
	12/10/2019	3,700	11,099	(10)			154.28	12/10/2029	389	(11)	56,374	1,167	(11)	169,122
	12/10/2019											2,333	(12)	338,098
	11/5/2020				200,000	(1)	98.46	11/5/2030				3,261	(1)	472,584
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		Option Awards							Restricted Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Juan C. Bianchi	12/10/2015	3,268					74.72	12/10/2025	428	(2)	62,026
	12/13/2016	3,952	3,951	(3)			73.72	12/13/2026	542	(4)	78,547	543	(4)	78,692
	12/12/2017	3,498	6,995	(5)			91.99	12/12/2027	435	(6)	63,040	869	(6)	125,935
	12/12/2018	2,692	8,074	(7)			111.45	12/12/2028	359	(8)	52,026	1,077	(8)	156,079
	12/12/2018											673	(9)	97,531
	4/4/2019				27,239	(13)	141.03	4/4/2029				8,863	(14)	1,284,426
	4/4/2019				13,972	(15)	141.03	4/4/2029				4,547	(16)	658,951
	12/10/2019	3,700	11,099	(10)			154.28	12/10/2029	389	(11)	56,374	1,167	(11)	169,122
	12/10/2019											2,333	(12)	338,098
	11/5/2020				200,000	(1)	98.46	11/5/2030				3,261	(1)	472,584
  See footnotes to table under “Grants of Plan-Based Awards for 2020” for a description of the vesting schedule for these awards.
  Restricted stock award granted on December 10, 2015, contingent upon the achievement of adjusted operating income of $60 million and the Named Executive Officer’s continued employment on the vesting dates. The shares earned based on 2020 performance vested on February 24, 2021.
  Stock option award granted December 13, 2016. The remaining unexercisable stock options will vest on December 13, 2021, contingent upon the Named Executive Officer's continued employment on the vesting date.
  Restricted stock award granted on December 13, 2016. The remaining award will vest for the fiscal year 2021, contingent upon the achievement of adjusted operating income of $60 million each year and the Named Executive Officer’s continued employment on the vesting date. The shares earned based on 2020 performance vested on February 24, 2021.
  Stock option award granted December 12, 2017. One-half of the remaining unexercisable stock options will vest on each of December 12, 2021 and 2022, contingent upon the Named Executive Officer's continued employment on the vesting dates.
  Restricted stock award granted on December 12, 2017. The remaining award will vest one-half for each of the fiscal years 2021 and 2022, contingent upon the achievement of adjusted operating income of $60 million each year and the Named Executive Officer’s continued employment on the vesting dates. The shares earned based on 2020 performance vested on February 24, 2021.
  Stock option award granted December 12, 2018. One-third of the remaining unexercisable stock options will vest on each of December 12, 2021, 2022 and 2023, contingent upon the Named Executive Officer's continued employment on the vesting dates.
  Restricted stock award granted on December 12, 2018. The remaining award will vest one-third for each of the fiscal years 2021 through 2023, contingent upon the achievement of adjusted operating income of $60 million each year and the Named Executive Officer’s continued employment on the vesting dates. The shares earned based on 2020 performance vested on February 24, 2021.
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  Restricted stock award granted on December 12, 2018. The award vests based on achieving threshold, target or maximum compound annual growth in adjusted EPS, on a constant currency basis, for the years 2019 through 2021, contingent upon the Named Executive Officer’s continued employment on the vesting date. A threshold Compound Annual Growth Rate ("CAGR") of 3% results in vesting of 25% of the award, target CAGR of 5.5% results in 50% vesting of the award, and maximum CAGR of 8% results in 100% vesting of the award. Threshold amounts are reported based on performance to date.
  Stock option award granted December 10, 2019. One-third of the remaining unexercisable stock options will vest on each of December 12, 2021, 2022 and 2023, contingent upon the Named Executive Officer's continued employment on the vesting dates.
  Restricted stock award granted on December 10, 2019. The remaining award will vest one-third for each of the fiscal years 2021 through 2023, contingent upon the achievement of adjusted operating income of $60 million each year and the Named Executive Officer’s continued employment on the vesting dates. The shares earned based on 2020 performance vested on February 24, 2021.
  Restricted stock award granted on December 10, 2019. The award vests based on achieving threshold, target or maximum compound annual growth in adjusted EPS, on a constant currency basis, for the years 2020 through 2022, contingent upon the Named Executive Officer’s continued employment on the vesting date and the achievement of adjusted operating income of $60 million each year. A threshold CAGR of 3% results in vesting of 25% of the award, target CAGR of 5.5% results in 50% vesting of the award, and maximum CAGR of 8% results in 100% vesting of the award. Maximum amounts are reported based on performance to date.
  Stock option award granted April 4, 2019. The award vests based on achieving adjusted EPS CAGR equaling or exceeding 3%, measured through the four-year period ending 2022 for 50% of the option award, and through the five-year period ending 2023 for the remaining 50%, contingent upon the Named Executive Officer's continued employment on the vesting dates. Maximum amounts are reported based on performance to date.
  Restricted stock award granted April 4, 2019. The award vests based on achieving adjusted EPS CAGR equaling or exceeding 3%, measured through the four-year period ending 2022 for 50% of the stock award, and through the five-year period ending 2023 for the remaining 50%, contingent upon the Named Executive Officer's continued employment on the vesting dates. Maximum amounts are reported based on performance to date.
  Stock option award granted April 4, 2019. The award vests proportionally upon achieving adjusted EPS CAGR ranging from 0 - 25%, with 100% of the awards vesting upon achieving 25%, measured through the four-year period ending 2022 for 50% of the option award, and through the five-year period ending 2023 for the remaining 50%, contingent upon the Named Executive Officer's continued employment on the vesting dates. 25% of the maximum award is reported based on performance to date.
  Restricted stock award granted April 4, 2019. The award vests proportionally upon achieving adjusted EPS CAGR ranging from 0 - 25%, with 100% of the awards vesting upon achieving 25%, measured through the four-year period ending 2022 for 50% of the stock award, and through the five-year period ending 2023 for the remaining 50%, contingent upon the Named Executive Officer's continued employment on the vesting dates. 25% of the maximum award is reported based on performance to date.
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Option Exercises and Stock Vested for 2020

The following table sets forth certain information concerning options exercised and  stock vested for the Named Executive Officers during the fiscal year ended December 31, 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael J. Brown	184,936	$20,196,428	19,602	$2,492,394
Rick L. Weller	92,468	9,632,386	8,515	1,082,682
Nikos Fountas	—	—	6,403	814,141
Kevin J. Caponecchi	—	—	6,652	845,802
Juan C. Bianchi	56,547	3,442,670	6,403	814,141
  Market value of underlying securities on the date of exercise, minus the exercise price.

Employment Agreements

Messrs. Brown, Weller, Caponecchi and Bianchi

Messrs. Brown, Weller, Caponecchi and Bianchi have employment agreements that have substantially the same terms, except with respect to the levels of compensation, and as otherwise discussed below or under “Compensation Tables” above. The agreements with Messrs. Brown and Weller were entered into in October 2003 and were amended and restated in April 2008, principally to bring them into conformity with the provisions of the Jobs Creation Act of 2004. The agreements with Messrs. Caponecchi and Bianchi were entered into during 2007 in connection with their hiring. Mr. Bianchi's agreement was also amended in April 2008.

The employment agreements have indefinite terms and provide that they may be terminated by the executives at any time upon 60 days’ notice for Messrs. Brown, Weller, and Caponecchi and 30 days' notice for Mr. Bianchi. The agreements may be terminated by Euronet with or without “cause” provided that, in the case of termination due to “cause,” Euronet provides the executive with 14 days’ notice. The agreements define “cause” to mean: (i) conviction of the executive of, or the entry of a plea of guilty or nolo contendere by the executive to, any felony or any misdemeanor involving moral turpitude; (ii) fraud, misappropriation or embezzlement by the executive; (iii) willful failure or gross misconduct in the performance of the executive’s assigned duties; (iv) willful failure by the executive to follow reasonable instructions of any officer to whom the executive reports or the Board of Directors; and (v) the executive’s gross negligence in the performance of his assigned duties. In each case, the employment agreements provide that, in a three-year period following a “change in control,” termination for “cause” is limited to only mean an act of dishonesty by an executive constituting a felony that was intended to or resulted in gain or personal enrichment of the executive at Euronet’s expense. Euronet’s termination of an executive’s employment for cause does not result in separation payments, separation benefits or accelerated or extended vesting of unvested stock option or restricted stock awards.

If Euronet terminates an executive absent cause and prior to a “change in control” as discussed below, the employment agreements provide that Messrs. Brown, Weller, Caponecchi and Bianchi will be entitled to certain severance benefits for a period of 24 months, including the payment of the executive’s then current base salary, the continuation of the vesting and rights to exercise any then outstanding equity-based awards and the continuation of health and life insurance benefits.

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In general, voluntary termination by Messrs. Brown, Weller and Caponecchi does not result in separation payments, separation benefits or accelerated or extended vesting of unvested stock options or restricted stock, except under certain circumstances constituting constructive termination. These circumstances include certain changes in conditions of the executives’ employment, such as a significant diminution in responsibilities or salary or a forced relocation. In such circumstances, these executives are entitled to the same severance benefits as if they were terminated by Euronet absent cause, prior to a “change of control.”  Voluntary termination by Mr. Bianchi prior to a "change in control" generally entitles Mr. Bianchi to the same severance benefits as a termination absent cause.

         The following table summarizes the severance benefits due Messrs. Brown, Weller and Caponecchi upon their termination by Euronet without cause, or their voluntary termination due to their constructive termination, and, in the case of Mr. Bianchi, the severance benefits due upon his termination without cause by Euronet or upon his voluntary termination for any reason as of December 31, 2020:

Name	Base Salary	Unvested Equity Comp(1)	Benefits	Total
Michael J. Brown	$1,700,000	$6,947,313	$30,581	$8,677,894
Rick L. Weller	1,000,000	2,950,362	30,698	3,981,060
Kevin J. Caponecchi	900,000	1,979,336	32,447	2,911,783
Juan C. Bianchi	900,000	1,963,829	54,656	2,918,485
  Represents value of unvested awards at December 31, 2020 that would become vested upon a termination without cause or constructive termination. For the purpose of this table, we have assumed the following for restricted stock awards and stock option awards that vest based on various performance measurements: (a) an annual increase in adjusted EPS of 6% each year, which represents a reasonable estimate of average annual long-term equity returns, (b) that adjusted operating income will exceed $60 million each year, and (c) that Euronet’s Common Stock price remains at the December 31, 2020 price through the 24-month vesting period.

In the event of a “change of control,” all equity incentive awards outstanding held by Messrs. Brown, Weller, Caponecchi and Bianchi will become immediately vested and the term of the employment agreements become fixed at three years from the date of the change of control and they may be terminated without cause only upon payment to the executive of a lump sum within five days of the termination equal to the full amount of base salary that would have been payable during the remaining term of the agreement (or for two years, if the remaining term is less than two years), discounted at a rate of 7.5% per annum. These provisions also apply if the executive resigns for “good reason” following a “change of control.” “Good reason” includes certain changes in conditions of employment, as a result of which the executive can be considered to have been constructively terminated, including a significant diminution in responsibilities or salary or a forced relocation. In general, the employment agreements provide that “change of control” includes: (i) completion of any merger, consolidation or sale of substantially all of our assets and such merger results in our Stockholders immediately prior to the merger holding less than 50% of the surviving entity; (ii) replacement of over 25% of our Directors without the approval of at least 75% of the Directors in office as of the effective date of the employment agreement or of Directors so approved; or (iii) the acquisition by any person or group of persons of 40% or more of the voting rights of our outstanding voting securities.

Assuming a "change in control" occurred on December 31, 2020, the remaining term of the agreement was three years and assuming the amounts due under the change of control provisions outlined above would be paid in a lump sum, the following table summarizes amounts that would have accrued to these Named Executive Officers:

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Name	Base Salary	Unvested Equity Comp(1)	Benefits	Total
Michael J. Brown	$2,277,144	$10,475,227	$45,871	$12,798,242
Rick L. Weller	1,339,496	15,735,498	46,047	17,121,041
Kevin J. Caponecchi	1,205,547	14,083,042	48,670	15,337,259
Juan C. Bianchi	1,205,547	14,067,535	81,984	15,355,066
  Represents the value of all unvested equity awards at December 31, 2020.

The Compensation Committee has considered the above “change of control” provisions in the Named Executive Officers' employment agreements, and determined that the provisions offered to executives by Euronet are reasonable and appropriate.

Additionally, the employment agreements entitle the executives to certain rights to income and excise tax gross-up amounts in the event Section 4999 of the Code, or any similar tax law, applies to the change in control payments. If an executive is entitled to such tax gross-up payments, the gross-up payments will be made either to the executive or directly to the Internal Revenue Service. The gross-up amounts are subject to additional conditions and limitations and exclude excise taxes or other penalties under Section 409A of the Code. Assuming calendar year 2020 federal and state income rates, a termination without cause or good reason in connection with a change in control, and in the case of Mr. Bianchi, termination without cause or voluntary termination for any reason, each executive officer would have not been entitled to receive any tax gross-up payment as of December 31, 2020.

The Compensation Committee has considered these tax gross-up clauses and has determined that it would not require elimination of such clauses where they appear in existing executive employment agreements. However, in February 2011, the Committee adopted a policy that from that date forward, it would not renew any existing agreements with tax gross-up clauses nor would it grant tax gross-up clauses in new executive employment agreements entered into by the Company.

In the event of the death of an executive officer, with the exception of Mr. Caponecchi who is discussed below, the provisions of our equity award agreements generally provide that all unvested equity awards outstanding shall vest immediately. As of December 31, 2020, the value of unvested equity awards outstanding that would vest in the event of death was $10,475,227 for Mr. Brown, $15,735,498 for Mr. Weller and $14,067,535 for Mr. Bianchi.

In the event of disability of an executive officer, with the exception of Mr. Caponecchi who is discussed below, the employment agreements with Messrs. Brown, Weller and Bianchi provide for the payment of a lump-sum disability benefit equal to 12 months of the current base salary, which as of December 31, 2020 represented $850,000 for Mr. Brown, $500,000 for Mr. Weller and $450,000 for Mr. Bianchi. In addition, the provisions of our equity award agreements generally provide that all equity awards outstanding shall vest immediately. As of December 31, 2020, the value of unvested equity awards outstanding that would vest in the event of disability was $10,475,227 for Mr. Brown, $15,735,498 for Mr. Weller and $14,067,535 for Mr. Bianchi. The employment agreements with Messrs. Brown, Weller and Bianchi also provide that the executives’ right to exercise any such awards will continue for a period of 12 months after termination due to disability.

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In the event of death or disability of Mr. Caponecchi, his employment agreement provides for a payment of a lump sum benefit equal to 24 months of the current base salary, which as of December 31, 2020 represented a total of $900,000. Mr. Caponecchi’s employment agreement also stipulates that all unvested equity incentive awards shall vest immediately, which represents $14,083,042 as of December 31, 2020. The stock options will remain exercisable pursuant to their terms after the death or disability of Mr. Caponecchi.

Messrs. Brown, Weller, Caponecchi and Bianchi must not disclose confidential information during the term of the employment agreements and following termination. Each of the agreements includes a restriction on the ability of the executive to compete with Euronet or solicit our employees during the severance period following termination. Any severance payments are conditioned on the executive officer complying with these restrictions.

Mr. Fountas

Mr. Fountas entered into a new employment agreement in May 2018 as part of his relocation to the U.K. His employment agreement is governed by English law.

Mr. Fountas’ employment agreement has an indefinite term and provides that it may be terminated by Mr. Fountas at any time upon 90 days’ notice. Mr. Fountas’ employment agreement may be terminated by Euronet with 24 months’ notice except in connection with the following circumstances (“cause”) for which no notice is required: (i) any material breach or non-observance of Mr. Fountas’ duties; (ii) any act of fraud, misappropriation or embezzlement in connection with Mr. Fountas’ employment; (iii) conviction of a criminal offence (excluding certain road traffic violations), (iv) willful failure to follow any reasonable instructions of the Board or any Euronet officer to whom Mr. Fountas reports; or (v) any gross negligence or gross misconduct in the performance of Mr. Fountas’ assigned duties.

If Euronet terminates Mr. Fountas absent “cause” as described above and prior to a “change in control” as discussed below and without the required 24 months prior notice, Mr. Fountas’ employment agreements provides that he will be entitled to receive a sum in lieu of notice, either as a lump sum or in 24 equal monthly installments in arrears, equivalent to the fixed salary provided under the agreement, which Mr. Fountas would have been entitled during the 24 month notice period, or if notice has already been given, during any unexpired period of notice (the “Unexpired Notice Period”); provided, however, that Euronet’s obligation to make any further payments ceases if Mr. Fountas commences new employment during the Unexpired Notice Period. In addition, Mr. Fountas will be entitled to the continuation of the vesting and rights to exercise any then outstanding equity-based awards during the Unexpired Notice Period.

The following table summarizes the severance benefits due Mr. Fountas upon his termination by Euronet without “cause” and prior to a “change in control” as of December 31, 2020, assuming no notice was given prior to such termination:

Name	Base Salary(1)	Unvested Equity Comp(2)	Benefits	Total
Nikos Fountas	$924,372	$1,963,829	$—	$2,888,201
  Mr. Fountas' employment agreement provides for payments in British pounds and the U.S. dollar amounts disclosed for salary and benefits were converted using an annual average foreign currency exchange rate of $1.2835 per pound for the year ended December 31, 2020. Restricted stock and option awards are valued in U.S. dollars; therefore, no foreign currency conversion occurs.
  Represents the value of all unvested equity awards at December 31, 2020 that would become vested upon a termination without cause or constructive termination. For the purpose of this table, we have assumed the following for restricted stock awards that vest based on various performance measurements: (a) an annual increase in adjusted EPS of 6% each year, which represents a reasonable estimate of average annual long-term equity returns, (b) that adjusted operating income will exceed $60 million each year, and (c) that Euronet’s Common Stock price remains at the December 31, 2020 price through the 24-month vesting period.
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In the event of a “change of control,” all equity awards outstanding held by Mr. Fountas will become immediately vested.  In the event Mr. Fountas is terminated for any reason within one year of a "change of control," he will be entitled to a lump sum equal to the present value (discounted at a rate of 7.5%) of the amount of base salary for the 24 month notice period plus an additional amount equal to the present value (discounted at a rate of 7.5%) of the amount of base salary that he would have been entitled to during the one year after the "change in control” less any period of such year that he was employed by Euronet.

Assuming a "change in control" occurred on December 31, 2020, and Mr. Fountas’ employment with Euronet was terminated on that date, the following table summarizes amounts that would have accrued to Mr. Fountas:

Name	Base Salary(1)	Unvested Equity Comp(2)	Total
Nikos Fountas	$1,299,853	$14,067,535	$15,367,388

  Mr. Fountas' employment agreement provides for payments in British pounds and the U.S. dollar amounts disclosed for salary and benefits were converted using the foreign currency exchange rate of $1.2835 per pound as of December 31, 2020. Restricted stock and option awards are valued in U.S. dollars; therefore, no foreign currency conversion occurs.
  Represents the value of all unvested equity awards at December 31, 2020.

The Compensation Committee has considered the above “change of control” provisions in Mr. Fountas’ employment agreement, and determined that the provisions offered to Mr. Fountas by Euronet are reasonable and appropriate.

Under Mr. Fountas’ employment agreement, Euronet may terminate Mr. Fountas' employment immediately by written notice at any time if Mr. Fountas suffers an illness or injury which has caused Mr. Fountas to be incapable of effectively performing his role on a permanent or long-term basis. Mr. Fountas will be entitled to payment of his base salary for 12 months ($462,186), and the continuation of the vesting and rights to exercise any then outstanding equity-based awards for a period of 12 months, which as of December 31, 2020 represented a total of $868,526.

During the first four years of Mr. Fountas’ employment agreement, Euronet will contribute on a monthly basis to a personal pension plan for Mr. Fountas an amount equal to 10% percent of his base salary, up to a maximum aggregate contribution by Euronet of £110,000, or such greater amount as may be determined by the Company from time to time.

Mr. Fountas must not disclose confidential information during the term of his employment agreement and following termination. His agreement includes a restriction on his ability to compete with Euronet for a period of 24 months after the termination of his employment. Any severance payments are conditioned on Mr. Fountas complying with these restrictions.

CEO Pay Ratio

The Company's compensation and benefits philosophy and the overall structure of its compensation and benefit programs are broadly similar across the organization to encourage and reward all employees who contribute to the Company's success. Euronet strives to ensure the pay of every employee reflects the level of their job impact and responsibilities and is competitive within the Company's peer group. Compensation rates are benchmarked and set to be market-competitive in the country in which the jobs are performed. Euronet's ongoing commitment to pay equity is critical to its success in supporting a diverse workforce with opportunities for all employees to grow, develop and contribute. Euronet employs over 8,100 people in more than 50 countries.

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The ratio of the 2020 total annual compensation of the CEO to that of the median of the Company's other employees was 378:1.

The median employee was identified by using the annual base salary of all employees as of December 31, 2020. Amounts stated in foreign currency were converted into U.S. dollars at the average 2020 foreign currency exchange rate. Annual base salary was the compensation measure used as it was the measure which was universally, consistently and reliably available in our employee information system. Total annual compensation was not used because it could not be efficiently and reliably obtained for every employee as our employees work in more than 50 countries using myriad payroll systems. However, our assessment is the exclusion of compensation elements other than base salary does not materially affect the identification of the median employee.

For 2020, the annual total compensation of the median employee was $27,848 and the annual total compensation of our CEO was $10,533,666. The total annual compensation of the median employee was determined on the same basis as that of the CEO. No cost-of-living adjustment was made.

Shares Issuable under Stockholder Approved Plans

The table below sets forth information with respect to shares of Common Stock that may be issued under our equity compensation plans as of December 31, 2020.

	(a)	(b)	(c)
Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted Average Exercise Price of Outstanding Options and Rights (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Equity compensation plans approved by security holders:			701,216
Stock option awards	4,091,293	$94.88
Restricted stock unit awards	485,510	—
Equity compensation plans not approved by security holders	—	—	—
Total	4,576,803	$94.88	701,216
  The weighted average exercise price in this column does not take into account the restricted stock unit awards.
  Included in this column is 0.2 million shares remaining under our employee stock purchase plan. During 2020, Euronet issued 32,267 shares to employees under the employee stock purchase plan.
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DIRECTOR COMPENSATION

In 2020, non-management Directors received $225,000 annually for serving on the Board. The Board fee consisted of common stock valued at $225,000 that is granted on the date of our annual meeting of Stockholders and vests immediately. Non-management Directors received additional annual compensation for serving in certain Board leadership roles as follows: (i) the Lead Independent Director received common stock valued at $30,000, (ii) the Chairperson of the Audit Committee received common stock valued at $20,000, (iii) the Chairman of the Compensation Committee received common stock valued at $15,000, and (iv) the Chairman of the Nominating and Corporate Governance Committee received common stock valued at $12,500. Non-management Directors are reimbursed for reasonable expenses incurred in connection with Board-related activities. During 2020, the Board fee consisted entirely of common stock to conserve cash in light of the business uncertainty introduced by COVID-19, compared to being paid in cash for half of the fee and common stock for half of the fee in previous years.

We believe that the compensation paid to non-management Directors in 2020 was appropriate.

During 2020, in addition to reimbursement of out-of-pocket expenses, each non-management Director was compensated as summarized in the table below:

Director Compensation for 2020

Name	Fees Earned or Paid in Cash	Stock Awards(5)	Total
M. Jeannine Strandjord (1)	$-	$245,000	$245,000
Thomas A. McDonnell (2)	-	255,000	255,000
Andrew B. Schmitt (3)	-	240,000	240,000
Eriberto R. Scocimara (4)	-	237,500	237,500
Dr. Andrzej Olechowski	-	225,000	225,000
Michael N. Frumkin	-	225,000	225,000
Paul S. Althasen	-	225,000	225,000
Mark R. Callegari	-	225,000	225,000
  Includes $20,000 in common stock for her role as Chairperson of the Audit Committee.
  Includes $30,000 in common stock for his role as Lead Independent Director.
  Includes $15,000 in common stock for his role as Chairman of the Compensation Committee.
  Includes $12,500 in common stock for his role as Chairman of the Nominating and Corporate Governance Committee.
  The stock awards granted to Directors as compensation vest immediately on the grant date. For 2020, the value per share at the grant date (May 21, 2020, the date of last year's annual meeting) was $92.42 per share for each non-management Director, excluding Michael Frumkin. For Michael Frumkin, the value per share at grant date (June 9, 2020, the date he was appointed to the Board) was $114.10. The aggregate grant date fair value is computed in accordance with FASB Accounting Standards Codification Topic 718.
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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the persons who served on the Company’s Compensation Committee during the last completed fiscal year (Thomas A. McDonnell, M. Jeannine Strandjord, Andrzej Olechowski, Eriberto R. Scocimara, Andrew B. Schmitt, Mark R. Callegari and Paul S. Althasen) (i) during the last three fiscal years, was an officer or employee of the Company; or (ii) had any relationship requiring disclosure under Item 404 of Regulation S-K.

None of the Company’s executive officers, during the last completed fiscal year, served as a (i) member of the compensation committee (or equivalent) of another entity, one of whose executive officers served on the Company’s Compensation Committee; (ii) director of another entity, one of whose executive officers served on the Company’s Compensation Committee; or (iii) member of the compensation committee (or equivalent) of another entity, one of whose executive officers served as the Company’s Director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

On January 1, 2014, we entered into a Non-Continuous Aircraft Dry Lease (the "M+M Lease") with M+M X, LLC, a company that is owned by our Chief Executive Officer, President and Chairman of the Board of Directors, Mr. Brown. The M+M Lease makes a Cessna Model 750 aircraft available to Euronet for transportation of executives for up to 110 hours per year, with no minimum usage requirements, in consideration of payment of a fee of $3,611.00 per hour. The Audit Committee of the Board examined the M+M Lease and determined that those terms were fair to Euronet. The total amount paid to M+M X, LLC under the lease agreement during the year 2020 was $0.1 million.

Our Code of Conduct provides that no related party transaction that would require disclosure under the U.S. securities laws may be consummated or continued unless the transaction is approved or ratified by the Audit Committee. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The M+M Lease was ratified by the Audit Committee in accordance with this policy.

All of our Directors, with the exception of Mr. Brown, are independent under the listing standards of The Nasdaq Stock Market LLC.

AUDIT MATTERS

Report of the Audit Committee

The Audit Committee reviewed and discussed Euronet’s audited consolidated financial statements for fiscal year 2020 with management. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that Euronet’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

Audit Committee

M. Jeannine Strandjord, Chair

Thomas A. McDonnell

Andrew B. Schmitt

Mark R. Callegari

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The Audit Committee Report is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

Fees of the Company’s Independent Auditors

KPMG LLP served as Euronet’s independent registered public accounting firm as of and for the year ended December 31, 2020. As such, KPMG LLP performed professional services in connection with the audit of the consolidated financial statements of Euronet and the review of reports filed with the SEC, and performed an audit of the effectiveness of our internal control over financial reporting as of December 31, 2020.

Audit Fees

Audit fees for financial statement audits were $2,741,462 during 2020 and $2,556,049 during 2019. Audit fees include fees for services performed to comply with the standards of the Public Company Accounting Oversight Board (United States) and Generally Accepted Auditing Standards, including the recurring audit of Euronet’s consolidated financial statements and fees related to the audit of the effectiveness of our internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002. This category also includes fees for audits provided in connection with integrated audits and statutory filings, comfort letters, consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees

There were no audit-related fees during 2020 compared to $220,956 during 2019. This category includes fees related to reporting on controls at a service organization, assistance in financial due diligence related to mergers and acquisitions, consultations regarding Generally Accepted Accounting Principles, reviews and evaluations of the impact of new regulatory pronouncements, general assistance with implementation of new SEC guidance, audit services not required by statute or regulation and other attest services.

Tax Fees

Tax fees were $75,600 during 2020 and $32,250 during 2019. This category includes fees associated with tax compliance and other services related to tax disclosure and filing requirements.

All Other Fees

No other fees were paid to KPMG LLP during both 2020 and 2019.

The Audit Committee has concluded that the provision by KPMG LLP of the services described under the captions “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above is compatible with maintaining the independence of KPMG LLP.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted policies that prohibit us from engaging our independent registered public accounting firm to perform any service that the independent registered public accounting firm is prohibited by the securities laws from providing. Such procedures require the Audit Committee to pre-approve or reject any audit or non-audit services. The Chairperson, with the assistance of Euronet’s Chief Financial Officer, presents and describes at regularly scheduled Audit Committee meetings all services that are subject to pre-approval. The authority to pre-approve permitted services may be delegated to one or more members of the Audit Committee and pre-approval may be granted between meetings, as long as any such pre-approval of services is presented to the full Audit Committee at its next scheduled meeting. The Audit Committee regularly examines whether the fees for auditor services exceed estimates.

The Audit Committee pre-approved all services that KPMG LLP rendered to Euronet for 2020.

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OTHER MATTERS

Other Business

The Board knows of no other business which may come before the Annual Meeting. If, however, any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Householding

If you and other residents at your mailing address own shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one Annual Report and Proxy Statement for each company in which you hold shares through that broker, bank or nominee. This practice is called “householding.” If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your broker, bank or other nominee will have sent one copy of the Notice and, if applicable, our Annual Report to Stockholders and Proxy Statement to your address. You may revoke your consent to householding at any time by contacting your broker, bank or other nominee. If you did not receive an individual copy of the Notice and, if applicable, our Annual Report to Stockholders and/or Proxy Statement, we will send copies to you if you contact us by writing to the Secretary of Euronet, 11400 Tomahawk Creek Parkway, Suite 300, Leawood, Kansas 66211 or by calling (913) 327-4200. If you and other residents at your address have been receiving multiple copies of the Notice and, if applicable, our Annual Report to Stockholders and Proxy Statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

Proposals for Inclusion in Euronet’s Proxy Statement

You may submit proposals for consideration at future Stockholder meetings. For a Stockholder proposal to be considered for inclusion in Euronet’s Proxy Statement for the annual Stockholder meeting next year, the Secretary must receive the written proposal at our principal executive offices no later than December 6, 2021. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Secretary

Euronet Worldwide, Inc.

11400 Tomahawk Creek Parkway, Suite 300

Leawood, Kansas 66211

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If Euronet intends to exclude such a Stockholder proposal from its Proxy Statement, it must file its reasons with the SEC no later than 80 calendar days before the filing date of its definitive Proxy Statement and simultaneously provide the Stockholder with a copy of Euronet’s submission.

Proposals Not Intended for Inclusion in Euronet’s Proxy Statement

For a Stockholder proposal that is not intended to be included in Euronet’s Proxy Statement for the annual meeting next year under Rule 14a-8, the Stockholder must provide the information required by our Bylaws and give timely notice to the Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary:

  not earlier than the close of business on January 18, 2022; and
  not later than the close of business on February 17, 2022.

If the date of the Stockholder meeting is moved more than 30 days before or 60 days after the anniversary of Euronet’s Annual Meeting for 2021, then notice of a Stockholder proposal that is not intended to be included in Euronet’s Proxy Statement under Rule 14a-8 must be received not earlier than the close of business 120 days prior to the meeting and not later than the close of business 90 days prior to the meeting, or if later, the tenth day following the day on which the notice of the annual meeting was first publicly disclosed.

Recommendations or Nominations of Individuals to Serve as Directors

You may propose Director candidates for consideration by the Board’s Nominating & Corporate Governance Committee. Any such written recommendations should include: (a) the name of the proposing stockholder and proof of ownership of the Company’s common stock; (b) consents signed by the potential Director candidate and the proposing stockholder authorizing the Company to conduct a background check on the potential Director candidate and to disclose the information provided in the recommendation in its proxy materials or otherwise; (c) supporting information regarding the potential Director candidate; and (d) such other information required by our Bylaws.

You may send a proposed Director candidate’s name and other required information to the Board at anytime. Generally, such proposed candidates are considered at the Board meeting prior to the next annual meeting subject to the advance notice provisions in our Bylaws.

Deadline to Propose or Nominate Individuals to Serve as Directors

Our Bylaws permit Stockholders to nominate Directors for election at an annual Stockholder meeting. To nominate a Director, the Stockholder must deliver the information required by our Bylaws.

To nominate an individual for election at the 2022 Annual Meeting, the Stockholder must give timely notice to the Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary between the close of business on January 18, 2022 and the close of business on February 17, 2022, unless the date of the Stockholder meeting is moved more than 30 days before or 60 days after the anniversary of our Annual Meeting for 2020, then the nomination must be received not earlier than the close of business 120 days prior to the meeting and not later than the close of business 90 days prior to the meeting or, if later, the tenth day following the day on which the 2022 Annual Meeting was first publicly disclosed.

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Availability of Euronet’s Bylaws

You may contact the Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making Stockholder proposals and nominating Director candidates. A copy of our Amended and Restated Bylaws is filed as Exhibit 3.2 to our Current Report on Form 8-K filed on February 28, 2017.

By Order of the Board,

Scott D. Claassen
General Counsel and Secretary

April 5, 2021

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APPENDIX A

Reconciliation of Non-GAAP Measures

Adjusted operating income, adjusted EPS, revenue on a constant currency basis, adjusted operating income on a constant currency basis, and adjusted EPS on a constant currency basis are non-GAAP financial measures that exclude certain items noted below. However, we believe investors should consider these measures as they are indicative of our ongoing performance and reflect how management evaluates our operational results and trends.

Reconciliation of Net Income to Operating Income and Adjusted Operating Income
(in millions)
	Year ended December 31,
	2020	2019	% Change
Net (loss) income	$(3.3)	$346.7
Add: Income tax expense	11.5	87.2
Add: Total other expense, net	38.4	41.3
Operating income	$46.6	$475.2
Add: Goodwill and acquired intangible assets impairment	106.6	—
Add: Post-acquisition charge	—	(1.3)
Adjusted operating income	$153.2	$473.9	(68%)
Impact of foreign currency	(4.3)		(1%)
Constant currency adjusted operating income	$148.9		(69%)

Reconciliation of revenue on a constant currency basis
(in millions)
	Year ended December 31,
	2020	2019	% Change
Revenue	$2,482.7	$2,750.1	(10%)
Less: Estimated foreign currency impact	(8.3)		—
Revenue on a constant currency basis	$2,474.4		(10%)

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Reconciliation of Adjusted Earnings per Share (EPS)
(in millions, except share and per share data)
	Year ended December 31,
	2020	2019	% Change
Net (loss) income attributable to Euronet Worldwide, Inc.	$(3.4)	$346.8
Foreign currency exchange loss (gain)	3.8	(2.7)
Acquired intangible asset amortization	22.9	20.4
Share-based compensation	22.0	21.5
Post-acquisition adjustment	—	(1.3)
Impairment of goodwill and acquired intangible assets	106.6	—
Non-cash interest accretion	15.3	16.2
Income tax effect of above adjustments	(7.2)	(4.9)
Loss on early retirement of debt	—	9.8
U.S. tax reform impact	—	(25.7)
Non-cash GAAP tax expense (benefit)	(8.3)	12.9
Adjusted earnings	$151.7	$393.0
Adjusted earnings per share - diluted	$2.82	$7.01	(60%)
Impact of foreign currency	0.07		1%
Constant currency adjusted EPS	$2.89		(59%)

Diluted weighted average shares outstanding (GAAP)	52,659,551	54,913,887
Effect of anti-dilutive shares not included in GAAP calculation	964,866	—
Effect of conversion of convertible debentures	—	933,090
Effect of unrecognized share-based compensation on diluted shares outstanding	192,876	243,177
Adjusted diluted weighted average shares outstanding	53,817,293	56,090,154

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APPENDIX B

EURONET WORLDWIDE, INC.
2006 STOCK INCENTIVE PLAN
(Amended and Restated)

I. INTRODUCTION

1.01 Establishment and Amendment History. Euronet Worldwide, Inc., a corporation organized and existing under the laws of the state of Delaware (the "Company"), originally established effective May 18, 2006 (the "Original Effective Date") the Euronet Worldwide, Inc. 2006 Stock Incentive Plan (the "Plan") for certain current or prospective directors, officers, key employees or outside consultants of the Company and its affiliates. The Plan was last amended and restated effective February 20, 2013 and is hereby amended and restated effective March 15, 2021 (the "New Effective Date").

1.02 Purpose. The purpose of this Plan is to encourage Participants to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan is also designed to assist the Company in attracting and retaining employees, non-employee directors and other Participants by providing them with the opportunity to participate in the success and profitability of the Company.

1.03 Duration. The Plan commenced on the Original Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 15 hereof, until all Shares subject to it shall have been issued, purchased or acquired according to the Plan's provisions. Unless the Plan shall be reapproved by the stockholders of the Company, no Incentive Stock Options shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Plan's New Effective Date.

II.    DEFINITIONS
2.01 Definitions.    The following terms shall have the meanings set forth below.

   (a) "1933 Act" means the Securities Act of 1933, as amended. Reference to a specific section of the 1933 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

   (b) "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

   (c) "Affiliate" of the Company means any person, corporation, partnership, association or other business or professional entity that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

   (d) "Award" means a grant made under this Plan in any form which may include but is not limited to Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Bonus Shares, Stock Appreciation Rights, Performance Awards and Performance Units.
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   (e) "Award Agreement" means a written or electronic agreement or instrument between the Company and a Holder which evidences an Award and sets forth such applicable terms, conditions and limitations as the Committee establishes for the Award.

   (f) "Beneficiary" means the Person or Persons which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.

   (g) Board" means the Board of Directors of the Company.

   (h) "Bonus Shares" means the Shares granted to a Participant in accordance with Section 10.

   (i) "Cause" means, unless otherwise defined in an Award Agreement or otherwise defined in a Participant's employment agreement (in which case such definition will apply), any of the following:

     (i) Participant's conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty;

     (ii) any willful action or omission by a Participant which would constitute grounds for immediate dismissal under the employment policies of the Company by which Participant is employed, including but not limited to violation of the Company's anti-bribery policy, or violation of sexual harassment laws or the internal sexual harassment policy of the Company by which Participant is employed;

     (iii) Participant's habitual neglect of duties, including but not limited to repeated absences from work without reasonable excuse; or

     (iv) Participant's willful and intentional material misconduct in the performance of his duties that results in financial detriment to the Company;

provided, however, that for purposes of clauses (ii), (iii) and (iv), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Participant in good faith to have been in or not opposed to the interest of the Company (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled). A Participant who agrees to resign from the Participant's affiliation with the Company in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Plan.

   (j) "Change in Control" means, except as otherwise defined in an Award Agreement to comply with Code section 409A, the first to occur of the following events:

     (i) Any Person is or becomes the Beneficial Owner (within the meaning set forth in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iii) of this Section 2.01(j); or
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     (ii) The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Original Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on the Original Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

     (iii) There is consummated a merger or consolidation of the Company with any other corporation, OTHER THAN (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

     (iv) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Company's common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company's assets immediately following such transaction or series of transactions.

   (k) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

   (l) "Committee" means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan.

   (m) "Company" means Euronet Worldwide, Inc., a Delaware corporation, and any successor thereto.

   (n) "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.
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   (o) "Date of Grant" or "Grant Date" means, with respect to any Award, the date as of which such Award is granted under the Plan.

   (p) "Disabled" or "Disability" means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the above, with respect to an Incentive Stock Option and the period of time following a separation from service a Holder has to exercise such Incentive Stock Option, "disabled" shall have the same meaning as defined in Code section 22(e)(3).

   (q) "Eligible Employees" means key employees (including, without limitation, officers and directors who are also employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business.

   (r) "Executive Officer" means (i) the president of the Company, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company and (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company.

   (s) "Fair Market Value" means, as of any date, the value of the Stock determined in good faith, from time to time, by the Committee in its sole discretion. The Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such stock from time to time and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate. In the event that the Shares of the Company are traded on a national securities exchange, the Committee may determine that the Fair Market Value of the Stock shall be based upon the last sale before or the first sale after the Grant Date, the closing price on the trading day before or the trading day of the grant, or any other reasonable basis using actual transactions in such Stock as reported by the exchange on which the Shares are traded and consistently applied. The determination of Fair Market Value also may be based upon an average selling price during a specified period that is within 30 days before or 30 days after the Grant Date, provided that the commitment to grant the stock right based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of stock rights under the same and substantially similar programs.

   (t) "Freestanding SAR" means any SAR that is granted independently of any Option.

   (u) "Good Reason" shall mean any of the following events, which has not been either consented to in advance by the Participant in writing or cured by the Company within a reasonable period of time not to exceed 20 days after the Participant provides written notice thereof: (i) the requirement that the Participant's principal service for the Company be performed more than 30 miles from the Participant's primary office as of the effective date of a Change in Control, (ii) other than as part of an across-the-board reduction affecting all similarly-situated employees, a material reduction in the Participant's base compensation in effect immediately before the Change in Control; (iii) other than as part of an across-the-board reduction affecting all similarly-situated employees, the failure by the Company to continue to provide the Participant with the same level of overall compensation and benefits provided immediately before the Change in Control, or the taking of any action by the Company which would directly or indirectly reduce any of such benefits or deprive the Participant of any material fringe benefit; (iv) the assignment to the Participant of duties and responsibilities materially different from those associated with his or her position immediately before the Change in Control; or (v) a material diminution or reduction, on or after a Change in Control, in the Participant's responsibilities or authority, including reporting responsibilities in connection with the Participant's service with the Company.
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   (v) "Holder" means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i) in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary has transferred to such person under the laws of descent and distribution or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and such Award Agreement has not expired, been canceled or terminated.

   (w) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Code section 422 or any successor provisions thereto.

   (x) "Nonqualified Stock Option" means any Option to purchase Shares that is not an Incentive Stock Option.

   (y) "Option" means a right to purchase Stock at a stated price for a specified period of time. Such definition includes both Nonqualified Stock Options and Incentive Stock Options.

   (z) "Option Agreement" or "Option Award Agreement" means a written or electronic agreement or instrument between the Company and a Holder evidencing an Option.

   (aa) "Option Exercise Price" means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.02(b).

   (bb) "Option Holder" shall have the meaning as set forth in Section 6.02. For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Option Holder will not be the same person as the Holder of the Option.

   (cc) "Original Effective Date" means May 18, 2006, such date being the date this Plan was originally approved by the Company's stockholders.

   (dd) "Participant" means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

   (ee) "Performance Award" means any Award that will be issued or granted to a Participant, or become vested or payable to a Participant, as the case may be, upon the achievement of certain performance goals.

   (ff) "Performance Period" means the period of time as specified by the Committee during which any performance goals or Performance Awards are to be measured.

   (gg) "Performance Shares" means an Award made pursuant to Section 9 which entitles a Holder to receive Shares, their cash equivalent, or a combination thereof based on the achievement of performance targets during a Performance Period.

   (hh) "Performance Units" means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Shares or a combination thereof based on the achievement of performance targets during a Performance Period.

   (ii) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.
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   (jj) "Plan" means the Euronet Worldwide, Inc. 2006 Stock Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

   (kk) "Plan Year" means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan it shall begin on the Original Effective Date and extend to December 31 of that year.

   (ll) "Restricted Stock" means Stock granted under Section 8 that is subject those restrictions set forth therein and the Award Agreement.

   (mm) "Restricted Stock Unit" means an Award granted under Section 8 evidencing the Holder's right to receive a Share (or cash payment equal to the Fair Market Value of a Share) at some future date.

   (nn) "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing, or superseding such regulation.

   (oo) "SAR" or "Stock Appreciation Right" means an Award, granted either alone or in connection with an Option, that is designated as a SAR pursuant to Section 7.

   (pp) "SAR Holder" shall have the meaning as set forth in Section 7.02.

   (qq) "Section 16 Person" means a Person who is subject to obligations under section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.

   (rr) "Service Provider" means an Eligible Employee, non-employee director, officer, or outside consultant of the Company or any Subsidiary, as well as any prospective director, officer, employee, or outside consultant of the Company or any Subsidiary. Solely for purposes of Substitute Awards, the term Service Provider includes any current or former employee or non-employee director of an Acquired Entity (as defined in the definition of Substitute Awards) who holds Acquired Entity Awards (as defined in the definition of Substitute Awards) immediately prior to the Acquisition Date (as defined in the definition of Substitute Awards).

   (ss) "Share" means a share of Stock.

   (tt) "Stock" means authorized and issued or unissued common stock of the Company, at such par value as may be established from time to time.

  (uu) "Subsidiary" means (i) in the case of an Incentive Stock Option, a "subsidiary corporation," whether now or hereafter existing, as defined in Code section 424(f), and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

   (vv) "Substitute Award" means an Award granted under the Plan in substitution for stock or stock based awards ("Acquired Entity Awards") held by current and former employees or former non-employee directors of another corporation or entity who become Service Providers as the result of a merger or consolidation of the employing corporation or other entity (the "Acquired Entity") with the Company, a Subsidiary or an Affiliate, or the acquisition by the Company, a Subsidiary or an Affiliate, of property or stock of, or other ownership interest in, the Acquired Entity immediately prior to such merger, consolidation or acquisition ("Acquisition Date") as agreed to by the parties to such corporate transaction and as may be set forth in the definitive purchase agreement. The limitations of Sections 4.01 and 5.05 on the number of Shares reserved or available for grants, and the limitations under Sections 6.02 and 7.01 with respect to the Option Exercise Prices and SAR exercise prices, shall not apply to Substitute Awards. Any issuance of a Substitute Award which relates to an Option or a SAR shall be completed in conformity with the rules under Code section 409A relating to the substitutions and assumptions of stock rights by reason of a corporate transaction.
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   (ww) "Tandem SAR" means a SAR which is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

   (xx) "Vested Option" means any Option, or portion thereof, which is fully exercisable by the Holder. Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement. Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.

2.02 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

III.    PLAN ADMINISTRATION

3.01 Composition of Committee. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3.

3.02 Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

   (a) select the Service Providers to whom Awards may from time to time be granted hereunder;

   (b) determine the type or types of Awards to be granted to eligible Service Providers;

   (c) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

   (d) determine the terms and conditions of any Award;

   (e) determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;

   (f) determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

   (g) correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;

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   (h) accelerate the exercisability of any Option, the vesting of any Restricted Shares or otherwise remove any restriction on any Award such that the Award becomes fully payable;

   (i) modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

   (j) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

3.03 Committee Delegation. The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.04 Determination Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any stockholder. No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

IV.    STOCK SUBJECT TO THE PLAN

4.01 Number of Shares. Subject to adjustment as provided in Section 4.03 and subject to the maximum number of Shares that may be granted to an individual in a calendar year as set forth in Section 5.05, no more than a total of 17,400,000 Shares are authorized for issuance under the Plan (the "Maximum Share Limit") in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. Any Shares required to satisfy Substitute Awards shall not count against the Maximum Share Limit. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall determine; provided, however, the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall be the sum of the Maximum Share Limit and any Incentive Stock Options issued as Substitute Awards. Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. Any Shares granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Option or Stock Appreciation Right awarded. Any Shares granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) Shares for every one (1) Share granted in connection with such Award. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

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4.02 Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, shall automatically become available for grant under the Plan. Any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.02 must still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.01 has been reached.

4.03 Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, or any similar corporate event or transaction such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then in relation to the Shares that are affected by one or more of the above events, (i) the numbers, rights privileges and kinds of Shares that may be issued under this Plan or under particular forms of Awards, (ii) the number and kind of Shares subject to outstanding Awards, (iii) the Option Exercise Price or SAR exercise price applicable to outstanding Awards, and (iv) the annual individual limitation set forth in Section 5.05, shall be increased, decreased or changed in like manner, as if they had been issued and outstanding, fully paid and non assessable at the time of such occurrence. The manner in which Awards are adjusted pursuant to this Section 4.03 is to be determined by the Board or the Committee; provided that all adjustments must be determined by the Board or Committee in good faith and must be effectuated so as to preserve the value that any Participant has in outstanding Awards as of the time of the event giving rise to any potential dilution or enlargement of rights.

4.04 General Adjustment Rules.

   (a) If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded to the nearest whole Share and fractional Shares shall not be issued.

   (b) In the case of any such substitution or adjustment affecting an Option or a SAR (including a Nonqualified Stock Option), such substitution or adjustment shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.

V.    PARTICIPATION

5.01 Basis of Grant. Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may also include Service Providers who, in the Committee's discretion, are entitled to receive Awards as an inducement to perform services for the Company or any Subsidiary; provided that an Award Agreement may contain terms and conditions providing for the termination of such inducement Award in the event that such Service Provider is not retained to perform services for the Company within the period specified therein.

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5.02 Types of Grants; Limits. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written or electronic notice shall be given to such Person, specifying the terms, conditions, right and duties related to such Award. Under no circumstance shall Incentive Stock Options be granted to (i) non-employee directors, (ii) Consultants, (iii) any prospective non-employee director, employee or consultant, or (iv) any person not permitted to receive Incentive Stock Options under the Code.

5.03 Award Agreements. Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless explicitly provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.

5.04 Restrictive Covenants. The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions. Such Restrictive Covenants, if contained in the Award Agreement, will be binding on the Participant.

5.05 Maximum Annual Award. The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the "Maximum Annual Participant Award") shall not exceed Five Hundred Thousand (500,000) Shares (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares). The Maximum Annual Participant Award shall include any Bonus Shares that are paid to a Participant in that taxable year pursuant to the achievement of one or more established and objective performance goals under the Company's Executive Annual Incentive Plan or pursuant to any other Company-sponsored compensation plan or program. If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

5.06 Vesting. At least 95% of Awards granted to Participants under the Plan shall vest and therefore become exercisable no earlier than one (1) year after the Date of Grant.

5.07 Clawback Policy. Any Award granted under the Plan may be subject to certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") or any other compensation clawback policy adopted by the Committee requiring the Company to be able to claw back compensation paid to its executives under certain circumstances. Any Participant or Holder receiving an Award acknowledges that the Award may be clawed back by the Company in accordance with the Dodd-Frank Act or any policies and procedures adopted by the Committee or as set forth in an Award Agreement.

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5.08 Chief Executive Officer Holding Period. The Award Agreement for any Award granted to the Chief Executive Officer will contain a requirement that any Shares issued upon the vesting of the Award will be held for a minimum of one (1) year subsequent to the date of vesting, unless the Chief Executive Officer retires or is terminated prior to such time. Notwithstanding the foregoing, the Chief Executive Officer shall be permitted to subject such Shares to the tax withholding provisions of Section 16.02.

5.09 Dividend Equivalents. Notwithstanding any other provision of this Plan, no dividend or dividend equivalents are paid on unvested awards for all equity award types.

VI.    STOCK OPTIONS

6.01 Grant of Options. A Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Participant at the same time or at different times. Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.02 Option Agreements. Each Option granted under the Plan shall be evidenced by an Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the "Option Holder"), and which shall contain, or be subject to, the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

   (a) Number of Shares. Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Option Holder during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under Code section 422(d), or any successor provision, such Options in excess of such limit shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as a Nonqualified Stock Option.

   (b) Price. Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased. Such Option Exercise Price shall be determined in each case by the Committee, but in no event other than with respect to a Substitute Award shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the Option's Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the Option's Grant Date.

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   (c) Duration of Options. Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the Option's Grant Date; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company must expire not more than five years from the Option's Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect. Due to Code section 409A's treatment of an extension or renewal of an Option as the granting of a new Option, the Committee shall not extend or renew the term of an Option without the consent of the Holder.

   (d) Termination of Service, Death, Disability, etc. Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Option Holder ceases to be a Service Provider on account of the Participant's death, Disability, voluntary resignation, removal from the Board or the Company having terminated such Option Holder's employment with or without Cause. Unless an Option Award Agreement provides otherwise, a Participant's change in status between serving as an employee and/or director will not be considered a cessation of the Participant as a Service Provider for purposes of any Option expiration period under the Plan.

   (e) Transferability. Except to the extent permitted by the Committee pursuant to Section 12.03, Options shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. Shares issuable pursuant to any Option shall be delivered only to or for the account of the Option Holder, or in the event of Disability or incapacity, to his or her guardian or legal representative.

   (f) Exercise, Payments, etc.

     (i) Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary of the Company of a written or electronic notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below.

     (ii) The Option Exercise Price shall be paid by any of the following methods:

        1. Cash or certified bank check;

        2. Delivery to the Company of a number of Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Vested Option; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Option Exercise Price. In lieu of actually surrendering to the Company a number of Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price.

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        3. For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

        4. For any Nonqualified Stock Option, by a "net exercise" arrangement pursuant to which the Company will not require a payment of the Option Exercise Price but will reduce the number of Shares of Stock upon the exercise by the largest number of whole shares that has a Fair Market Value on the date of exercise that does not exceed the aggregate Option Exercise Price.

        5. Any combination of the consideration provided in the foregoing subsections (1), (2), (3) and (4).

     (iii) The Company shall not guarantee a third-party loan obtained by a Holder to pay part of or the entire Option Exercise Price of the Shares.

   (g) Date of Grant. Unless otherwise specified in the Option Award Agreement, an Option shall be considered as having been granted on the date the Committee or its delegate completes the corporate action necessary to create a legally binding right constituting the Option, as set forth under the applicable Treasury Regulations issued under Section 409A.

   (h) Withholding.

     (i) Nonqualified Stock Options. Upon any exercise of a Nonqualified Stock Option, the Option Holder shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 16.

      (ii) Incentive Stock Options. In the event that an Option Holder makes a disposition (as defined in Code section 424(c)) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (a) the expiration of two years from the date on which the Incentive Stock Option was granted or (b) the expiration of one (1) year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable Federal and state income tax laws.

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   (iii) Adjustment of Options. Subject to the limitations set forth below and those contained in Sections 6 and 15, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option; provided, however, except as permitted under Section 11, the Committee may not, without stockholder approval (i) amend an Option to reduce its Option Exercise Price, (ii) cancel an Option and regrant an Option with an Option Exercise Price lower than the original Option Exercise Price of the cancelled Option, (iii) cancel an Option in exchange for cash or another Award or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of "repricing" an Option, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded. The Committee also may not adversely affect the rights of any Option Holder to previously granted Options without the consent of such Option Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.

6.03 Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

VII.    STOCK APPRECIATION RIGHTS

7.01 Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs or Tandem SARs, or any combination thereof.

   (a) Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.

   (b) Exercise Price and Other Terms. Except with respect to a Substitute Award, all SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs’ Date of Grant. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

   (c) Duration of SARs. Each SAR Award Agreement shall state the period of time, determined by the Committee, within which the SARs may be exercised by the Holder (the “SAR Period”). The SAR Period must expire, in all cases, not more than ten years from the SAR Grant Date.

7.02 SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the "SAR Holder"), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.

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7.03 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price per Share of the underlying Incentive Stock Option and the Fair Market Value per Share of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value per Share of the Shares subject to the Incentive Stock Option exceeds the Option Price per Share of the Incentive Stock Option.

7.04 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine.

7.05 Expiration of SARs. A SAR granted under this Plan shall expire on the earlier of (i) the tenth anniversary of the SARs' Date of Grant or (ii) date set forth in the SAR Award Agreement, which date shall be determined by the Committee in its sole discretion. Unless otherwise specifically provided for in the SAR Award Agreement, a Freestanding SAR granted under this Plan shall terminate according to the same rules under which a Nonqualified Stock Option would terminate in the event of a SAR Holder's termination of employment, death or Disability as provided for in the SAR Award Agreement. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

7.06 Adjustment of SARs. Subject to the limitations set forth below and those contained in Sections 7 and 15, the Committee may make any adjustment in the SAR exercise price, the number of Shares subject to, or the terms of, an outstanding SAR and a subsequent granting of an SAR by amendment or by substitution of an outstanding SAR. Such amendment, substitution, or re-grant may result in terms and conditions (including SAR exercise price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original SAR; provided, however, except as permitted under Section 11, the Committee may not, without stockholder approval (i) amend a SAR to reduce its exercise price, (ii) cancel a SAR and regrant a SAR with an exercise price lower than the original exercise price of the cancelled SAR, (iii) cancel a SAR in exchange for cash or another Award or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of "repricing" a SAR, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded. The Committee also may not adversely affect the rights of any SAR Holder to previously granted SARs without the consent of such SAR Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of a SAR shall be effected such that the SAR is either exempt from, or is compliant with, Code section 409A.

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7.07 Payment of SAR Amount. Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded down to the nearest whole Share.

7.08 Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares covered by a SAR until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

VIII.    AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.01 Restricted Stock Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Service Provider in such amounts as the Committee shall determine.

8.02 Restricted Stock Unit Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee may grant a Service Provider Restricted Stock Units, in connection with or separate from a grant of Restricted Stock. Upon the vesting of Restricted Stock Units, the Holder shall be entitled to receive the full value of the Restricted Stock Units payable in either Shares or cash.

8.03 Restrictions. A Holder's right to retain Shares of Restricted Stock or be paid with respect to Restricted Stock Units shall be subject to such restrictions, including but not limited to, him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Stock or Restricted Stock Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award. Any grant of Restricted Stock or Restricted Stock Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

8.04 Privileges of a Stockholder, Transferability. Unless otherwise provided in the Award Agreement, a Participant shall have all voting, liquidation and other rights with respect to Shares of Restricted Stock; provided, however, that in no event shall any dividend relating to Restricted Stock be paid unless and until the restrictions on such Shares shall have lapsed. Any voting, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Shares of Restricted Stock held by, or for the benefit of, the Holder on the record date of any such right. A Participant's right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 12.02 hereof. Restricted Stock Units shall not have any voting or dividend rights.

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8.05 Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.03 and 8.04:

   (a) placing a legend on the stock certificates, or the Restricted Stock Unit Award Agreement, as applicable, referring to restrictions;

   (b) requiring the Holder to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect;

   (c) requiring that the stock certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Shares of Restricted Stock on behalf of the Holder while the restrictions remain in effect; or

   (d) inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.

8.06 Termination of Service, Death, Disability, etc. Except as otherwise provided in an Award Agreement, in the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Stock or Restricted Stock Unit Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 11 and except as otherwise provided in an Award Agreement, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock or Restricted Stock Unit Awards as to which the service period or other vesting conditions have not been satisfied shall be forfeited.

IX.    PERFORMANCE SHARES AND PERFORMANCE UNITS

9.01 Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.

9.02 Amount of Award. The Committee shall establish a maximum amount of a Holder's Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

9.03 Communication of Award. Written notice of the maximum amount of a Holder's Award and the Performance Period determined by Committee shall be given to a Participant as soon as practicable after approval of the Award by the Committee.

9.04 Amount of Award Payable. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period. Performance targets established by the Committee shall relate to corporate, group, unit or individual performance and may be established in terms of (i) specified levels of earnings per share from continuing operations, (ii) operating income, (iii) revenues, (iv) gross margin, (v) return on operating assets (whether all assets or designated assets), (vi) return on equity, (vii) economic value added, (viii) stock price appreciation, (ix) total stockholder return (measured in terms of stock price appreciation and dividend growth), (x) net income, (xi) debt reduction, (xii) cost control, or (xiii) such other measures or standards determined by the Committee. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individual or entities. Achievement of the maximum performance target shall entitle the Holder to payment (subject to Sections 9.05, 9.06 and 9.07) at the full or maximum amount specified with respect to the Award; provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Shares the Committee in its discretion may establish an upper limit on the amount payable (whether in cash or Stock) as a result of the achievement of the maximum performance target. The Committee may also establish that a portion of a full or maximum amount of a Holder's Award will be paid (subject to Section 9.05, 9.06 and 9.07) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

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9.05 Adjustments. Except to the extent any Performance Share or Performance Unit Award is subject to Section 17, in which case any adjustment is subject to the limitations of Section 17.03, at any time prior to payment of a Performance Share or Performance Unit Award, the Committee may adjust previously established performance targets or other terms and conditions to reflect events such as changes in law, regulations, or accounting practice, changes in a Holder's position within the Company, or mergers, acquisitions or divestitures.

9.06 Payment of Awards. Following the conclusion of each Performance Period, the Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Period. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination thereof, as determined by the Committee. Payment shall be made in a lump sum, during the calendar year that first follows the end of the calendar year in which the applicable Performance Period ends.

9.07 Termination of Employment. If a Participant ceases to be a Service Provider for any reason other than having been terminated for Cause after the end of a Performance Period yet before receiving payment as provided for in Section 9.06, the Holder (or the Holder's Beneficiaries) shall be entitled to receive the full amount payable as soon as practicable after such amount has been determined by the Committee. Unless otherwise determined by the Committee, if a Holder ceases to be a Service Provider before the end of a Performance Period by reason of his or her death or Disability, the Performance Period for such Holder for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Holder ceased to be a Service Provider. The amount of an Award payable to a Holder to whom the preceding sentence is applicable shall be paid in a lump sum, during the calendar year that first follows the end of the calendar year in which the applicable Performance Period would have ended but for the Holder's cessation as a Service Provider and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Period during all of which said Holder was a Service Provider and the denominator of which is the number of full calendar quarters in the Performance Period. In the event a Holder is terminated as a Service Provider for Cause, either before the end of the Performance Period or after the end of the Performance Period but prior to the amount of the Award having been paid, the Holder's participation in the Plan shall cease, all outstanding Awards of Performance Shares or Performance Units to such Participant and any right to receive the payment for any Awards (whether or not any Performance Period has been completed) shall be canceled.

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9.08 Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares payable upon vesting of Performance Shares or Performance Units until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

X.    BONUS SHARES

10.01 Awards Granted by the Committee. Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Participant in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee. The Committee may grant such Bonus Shares in connection with or pursuant to another Company-sponsored compensation plan or program.

10.02 Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Bonus Shares until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

XI.    REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION

11.01 Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event that within the period commencing on a Change in Control and ending on the first anniversary of the Change in Control, a Participant resigns for Good Reason or the Company terminates the Participant's employment other than for cause, each Option, share of Restricted Stock and/or other Award shall without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such termination of employment; provided, however, to the extent required by Code section 409A, if the Participant was a "specified employee" as defined under Code section 409A as of the time of such Participant's separation from service, no share of Restricted Stock or other Award shall become payable until six months and one day from the effective date of such Participant's separation from service.

11.02 In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to take any one or more of the following actions:

   (a) Without reducing the economic value of outstanding Awards, prescribe and amend the terms and conditions for the exercise of, or settlement of, outstanding Awards granted hereunder;

   (b) Remove restrictions on Restricted Stock, Restricted Stock Units or, as applicable, Performance Awards;

   (c) Provide that Options or SARs granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised, such Options or SARs will expire; or

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   (d) Cause any Award then outstanding to be assumed, or new rights of equivalent economic value substituted therefore, by the acquiring or surviving corporation.

Any such determinations by the Committee may be made generally with respect to all Participants or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, in the event of any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, where such transaction does not materially affect the beneficial ownership of the Company's Shares, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control for purposes of this Section 11.

XII.    RIGHTS OF EMPLOYEES; PARTICIPANTS

12.01 Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant's services as a Service Provider shall be determined by the Committee at the time.

12.02 Nontransferability. Except as provided in Section 12.03, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Holder's rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder's legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. "Transfers" shall not be deemed to include transfers to the Company or "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

12.03 Permitted Transfers. Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred without consideration other than nominal consideration, exercised by and paid to certain persons or entities related to a Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions (a "Permitted Transferee"). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall only be transferable to the extent permitted in Code section 422, or such successor provision thereto, and the treasury regulations thereunder.

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XIII.    GENERAL RESTRICTIONS

13.01 Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

13.02 Compliance with Securities Laws.

   (a) Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

   (b) Each Holder who is a director or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a violation of (i) Section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Stock.

13.03  Stock Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such shares, (ii) specific rights or limitations with respect to the Participant's ability to vote such shares, or (iii) a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's cessation or termination as a Service Provider.

XIV.    OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute "earnings" with respect to which any other benefits of such Participant are determined, including without limitation benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.

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XV.    PLAN AMENDMENT, MODIFICATION AND TERMINATION

15.01 Amendment, Modification, and Termination. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

15.02 Adjustment Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.03) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

15.03 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 2.01(j) and Section 15.02), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written or electronic consent of the Holder of such Award.

XVI.    WITHHOLDING

16.01 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Holder's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

16.02 Withholding with Stock. For Eligible Employees, the Company may permit the Holder to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Holder, Shares having a value not to exceed the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Holder. For non-employees, including non-employee directors, the Company may also permit the Holder to transfer to the Company or have the Company withhold from Shares otherwise issuable to the Holder, an amount of Shares determined by the Holder necessary to cover applicable federal, state or local income or self-employment taxes relating to the exercise, vesting or payment of the Award. All elections shall be subject to the approval or disapproval of the Committee or its delegate. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"), as determined by the Committee. Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:

   (a) All elections must be made prior to the Tax Date;

   (b) All elections shall be irrevocable; and

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   (c) If the Holder is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16"), the Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

XVII.    SECTION 162(m) PROVISIONS

17.01 Section 162(m) of the Internal Revenue Code ("Section 162(m)") generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per office in any year. The exemption from the deduction limit under Section 162(m) for "performance-based compensation" has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our "covered employees" in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

17.02 Adjustments. Notwithstanding any provision of the Plan other than Section 4.03 or Section 11, with respect to any Award that is subject to Section 17, the Committee may not adjust upwards the amount payable pursuant to such Award.

XVIII.    NONEXCLUSIVITY OF THE PLAN

18.01 Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, or non-employee directors generally, or to any class or group of employees, or non-employee directors, which the Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

XIX.    REQUIREMENTS OF LAW

19.01 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

19.02 Code Section 409A. This Plan is intended to meet or to be exempt from the requirements of Code section 409A, and shall be administered, construed and interpreted in a manner that is in accordance with and in furtherance of such intent. Any provision of this Plan that would cause an Award to fail to satisfy Code section 409A or, if applicable, an exemption from the requirements of that Section, shall be amended (in a manner that as closely as practicable achieves the original intent of this Plan) to comply with Code section 409A or any such exemption on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Code section 409A.

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19.03 Rule 16b-3. Transactions under the Plan and to the extent applicable, within the scope of Rule 16b-3 are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

19.04 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of the conflict of laws to the contrary.

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/17/2021 for shares held directly and by 11:59 P.M. ET on 05/15/2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EEFT2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/17/2021 for shares held directly and by 11:59 P.M. ET on 05/15/2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Paul S. Althasen 02) Thomas A. McDonnell 03) Michael N. Frumkin

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000496562_1 R1.0.0.171

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